                                    FORM N-14

   As filed with the Securities and Exchange Commission on December 20, 2001
                        Securities Act File No. 333-73866

             -------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /
                         Pre-Effective Amendment No. /1/
                        Post-Effective Amendment No. / /

                            BNY HAMILTON FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035

               (Address of Principal Executive Offices) (Zip Code)

                                 (614) 470-8000
                  (Registrant's Area Code and Telephone Number)

                                   Lisa Hurley
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                     (Name and Address of Agent for Service)

                                 With copies to:

John E. Baumgardner, Jr., Esq.                 Steven R. Howard, Esq.
     Sullivan & Cromwell              Paul, Weiss, Rifkind, Wharton & Garrison
       125 Broad Street                     1285 Avenue of the Americas
      New York, NY 10004                         New York, NY 10019
                            ------------------------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.
  -----------------------------------------------------------------------------

REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

 -------------------------------------------------------------------------------
Title of Securities Being Registered: Common Stock, $0.001 par value per share. No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

This Registration Statement contains the following pages and documents:

         Front Cover

         Contents Page

         Letter to Shareholders

         Notice of Special Meeting

         Part A - Joint Proxy Statement/Prospectus

         Part B - Statement of Additional Information

         Part C - Other Information

         Signature Page

         Exhibits

                               BNYIA FUNDS TRUST
                          (formerly HSBC Funds Trust)

                             Cash Management Fund
                         Government Money Market Fund
                        U.S. Treasury Money Market Fund

                               3435 Stelzer Road
                             Columbus, Ohio 43219
                                (800) 634-2536

                               December 26, 2001


Dear Shareholder:


   The Board of Trustees of BNYIA Funds Trust (formerly HSBC Funds Trust) (the "Trust") has called Special Meetings (the "Special Meetings") of Shareholders of the Cash Management Fund, Government Money Market Fund and U.S. Treasury Money Market Fund (collectively, the "Acquired Funds"), each a series of the Trust, scheduled to be held at 10:00 a.m., local time, on January 29, 2002 at the offices of the Trust at 3435 Stelzer Road, Columbus, Ohio 43219.


   The Board of Trustees of the Trust has approved a reorganization of each of the Acquired Funds into a corresponding series of BNY Hamilton Funds, Inc. (each such fund listed below being a "Successor Fund"), which are managed by The Bank of New York (each transaction being a "Reorganization"). The following Reorganizations have been approved:

      Acquired Fund            Successor Fund
      -------------            --------------
  Cash Management Fund     BNY Hamilton Money Fund
 Government Money Market    BNY Hamilton Treasury
          Fund                   Money Fund
   U.S. Treasury Money      BNY Hamilton Treasury
       Market Fund               Money Fund


   If approved by shareholders, you would become a shareholder of a Successor Fund on the date that the Reorganization occurs. Each Successor Fund has investment objectives and policies that are similar to those of the corresponding Acquired Fund. As a result of the proposed Reorganization, you will receive Hamilton Premier Shares of the Successor Fund corresponding to your shares of the Acquired Fund.


   You are being asked to vote to approve an Agreement and Plan of Reorganization for your Acquired Fund. The accompanying document describes the proposed transactions and compares the policies and expenses of each of the Funds for your evaluation.

   AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF YOUR ACQUIRED FUND UNANIMOUSLY APPROVED THIS PROPOSAL AND RECOMMENDED SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

   A Joint Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meetings in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided or by voting over the Internet or by telephone at your earliest convenience.


   YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN JANUARY 22, 2002.

   The Trust is using Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meetings approaches, if we have not already heard from you, you may receive a telephone call from Georgeson Shareholder Communications Inc. reminding you to exercise your right to vote.

   We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,

                                        /s/ Harald Paumgarten
                                        Harald Paumgarten
                                        Chairman of the Board

                                                              December 26, 2001


                               BNYIA FUNDS TRUST
                          (formerly HSBC Funds Trust)

                     Important News For Fund Shareholders

   While we encourage you to read the full text of the enclosed Joint Proxy Statement/Prospectus, here is a brief overview of the proposal you are being asked to vote on.

                         Q & A: QUESTIONS AND ANSWERS


Q: What is Happening?


A: After the merger of HSBC Bank and Republic National Bank of New York, the
   Board of Trustees of your fund and HSBC Asset Management (Americas), Inc. ("HSBC Asset Management"), the previous advisor to the Cash Management Fund, the Government Money Market Fund and the U.S. Treasury Money Market Fund (each an "Acquired Fund") discussed a possible combination of the Acquired Funds with the Republic Funds. After being unable to reach an agreement to do so, HSBC Asset Management suggested resigning from its position as investment advisor to the Acquired Funds. After discussion with the Board of Trustees, the Board of Trustees and HSBC Asset Management agreed that HSBC Asset Management would resign as investment advisor to the Acquired Funds, and the Board of Trustees accepted the resignation, which became effective on September 29, 2001.

   The Board of Trustees considered several candidates for replacement investment advisory services, and in light of all the facts and circumstances, including the pending resignation of HSBC Asset Management, the Board of Trustees unanimously agreed that The Bank of New York presented the best opportunity to enhance shareholder value for the Acquired Fund shareholders. On September 28, 2001, the Board of Trustees approved an interim advisory agreement with The Bank of New York. Pursuant to the applicable rules and regulations under the Investment Company Act of 1940, as amended, this interim advisory agreement will expire 150 days from September 29, 2001, or February 26, 2002. The Board of Trustees believes that The Bank of New York will offer Acquired Fund shareholders the same level of service as was provided by HSBC Asset Management.


   In connection with the combination of other funds within the Acquired Funds' family of funds with funds in the BNY Hamilton family of funds, The Bank of New York is proposing to combine the assets of the Cash Management Fund with the BNY Hamilton Money Fund, and the assets of both the Government Money Market Fund and the U.S. Treasury Money Market Fund with the BNY Hamilton Treasury Money Fund, with each of these BNY Hamilton Funds (the "Successor Funds") surviving the acquisition. The Bank of New York also advises the Successor Funds.


   You are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") for the assets and liabilities of your Acquired Fund to be acquired by the corresponding Successor Fund in a tax-free exchange of shares (the "Reorganization"). If the Plan is approved and the Reorganization completed, you would no longer be a shareholder of your Acquired Fund, but would become a shareholder of the corresponding Successor Fund.


Q: What are the Differences Between my Acquired Fund and the Corresponding
   Successor Fund?


A: The Reorganization is not expected to result in any material changes to the investment philosophy or operations of your Acquired Fund, since the corresponding Successor Fund has a similar investment objective and similar investment limitations as compared to your Acquired Fund. There are some differences however. The Treasury Money Fund has a fundamental investment limitation with respect to investing in securities issued by agencies or instrumentalities of the United States Government. The

   Government Money Market Fund does not have such a limitation. Since the Treasury Money Fund invests only in U.S. Treasury obligations and repurchase agreements based on them, its yield may lag those of some money market funds that invest in higher-yielding securities with some additional credit risk, such as the Government Money Market Fund.


Q: Will the Fees Assessed to Shareholders Increase?


A: Average annual operating expenses for all classes of the Acquired Funds will be substantially lower following the proposed Reorganization than their expenses have been historically. Since September 29, 2001, when it became the interim investment advisor to the Acquired Funds, The Bank of New York has maintained the expense ratios of the Acquired Funds at levels significantly lower than historical expenses. Even as compared to the expense levels of the Acquired Funds as currently maintained by The Bank of New York, the average annual operating expenses for all shareholders of the Acquired Funds will further decrease after completion of the proposed Reorganization.


Q: What are the Benefits of the Transaction?



A: The Board members of your Acquired Fund believe that you may benefit from the proposed Reorganization, in part, because it will result in a single larger fund. The proposed Reorganization may result in efficiencies due to a larger asset base. The following pages give you additional information on the proposed Reorganization on which you are being asked to vote.



Q: Will I Incur Taxes as a Result of the Transaction?



A: For federal income tax purposes, no gain or loss will be recognized by the shareholders of the Acquired Funds as a result of the Reorganization. For a more detailed discussion of the federal income tax consequences, see page 21 under "Tax Considerations."



Q: What Happens if the Plan is not Approved?


A: In the event the Plan is not approved, you will continue to be a shareholder of your Acquired Fund and the Board will consider other possible courses of action available to it, including the liquidation of your Acquired Fund.


Q: How do the Board Members of my Acquired Fund Recommend that I Vote?


A: AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF YOUR ACQUIRED FUND,
   INCLUDING THOSE TRUSTEES WHO ARE NOT AFFILIATED WITH THE FUND OR THE ADVISOR, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.


Q: Whom Do I Call for More Information?



A: Please call the BNY Hamilton Funds, Inc. at (800) 426-9363



Q: How Can I Vote my Shares?


A: Please choose one of the following options to vote your shares:

   . By mail, with the enclosed proxy card;


   . By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to Georgeson Shareholder Communications Inc., the proxy solicitor, at (866) 515-0309;

   . Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

   . In person at the special meeting.


Q: Will my Acquired Fund Pay for this Proxy Solicitation?


A: No. The Bank of New York will bear these costs.

                               BNYIA FUNDS TRUST

                          (formerly HSBC Funds Trust)

                               3435 Stelzer Road
                             Columbus, Ohio 43219
                                (800) 634-2536

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF:

                             CASH MANAGEMENT FUND
                         GOVERNMENT MONEY MARKET FUND
                        U.S. TREASURY MONEY MARKET FUND

                        SCHEDULED FOR JANUARY 29, 2002


To the Shareholder:


   Special Meetings of Shareholders of the Cash Management Fund, the Government Money Market Fund and the U.S. Treasury Money Market Fund (each, an "Acquired Fund" and collectively, the "Acquired Funds"), each a series of BNYIA Funds Trust (formerly HSBC Funds Trust) (the "Trust") are scheduled for January 29, 2002 at 10:00 a.m., local time, at the offices of the Trust at 3435 Stelzer Road, Columbus, Ohio 43219 (the "Special Meetings").


   At the Special Meetings, you will be asked to consider and approve the following:


   1. Cash Management Fund Shareholders Only:


      To approve an Agreement and Plan of Reorganization for the Cash Management Fund providing for (a) the transfer of all of its assets to BNY Hamilton Money Fund (the "Money Fund") in exchange for shares of the Money Fund and the assumption by the Money Fund of the Cash Management Fund's liabilities, (b) the distribution of such shares of the Money Fund to shareholders of the Cash Management Fund, and (c) the subsequent liquidation of the Cash Management Fund.

           THE BOARD OF TRUSTEES UNANIMOUSLY APPROVED THIS PROPOSAL.


   Government Money Market Fund Shareholders Only:


      To approve an Agreement and Plan of Reorganization for the Government Money Market Fund providing for (a) the transfer of all of its assets to BNY Hamilton Treasury Money Fund (the "Treasury Money Fund") in exchange for shares of the Treasury Money Fund and the assumption by the Treasury Money Fund of the Government Money Market Fund's liabilities, (b) the distribution of such shares of the Treasury Money Fund to shareholders of the Government Money Market Fund, and (c) the subsequent liquidation of the Government Money Market Fund.

           THE BOARD OF TRUSTEES UNANIMOUSLY APPROVED THIS PROPOSAL.

   U.S. Treasury Money Market Fund Shareholders Only:


      To approve an Agreement and Plan of Reorganization for the U.S. Treasury Money Market Fund providing for (a) the transfer of all of its assets to the Treasury Money Fund in exchange for shares of the Treasury Money Fund and the assumption by the Treasury Money Fund of the U.S. Treasury Money Market Fund's liabilities, (b) the distribution of such shares of the Treasury Money Fund to shareholders of the U.S. Treasury Money Market Fund, and (c) the subsequent liquidation of the U.S. Treasury Money Market Fund.

           THE BOARD OF TRUSTEES UNANIMOUSLY APPROVED THIS PROPOSAL.


   To be Considered by Cash Management Fund, Government Money Market Fund and U.S. Treasury Money Market Fund Shareholders:


   2. To transact such other business as may properly come before the Special Meetings or any adjournments thereof.


      Shareholders of record at the close of business on November 30, 2001, are entitled to notice of, and to vote at, the Special Meetings and any adjournment or adjournments thereof. Your prompt attention to the accompanying Joint Proxy Statement/Prospectus will help to avoid the expense of further solicitation. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD OR OTHERWISE VOTE so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.


                                          By Order of the Board of Trustees
                                          /s/ Alaina V. Metz
                                          Alaina V. Metz,
                                          Assistant Secretary


December 26, 2001

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

    4. Registration


Corporate Accounts                    Valid Signatures
(1) ABC Corp......................... ABC Corp.
(2) ABC Corp......................... John Doe, Treasurer
(3) ABC Corp.
     c/o John Doe, Treasurer......... John Doe
(4) ABC Corp. Profit Sharing Plan.... John Doe, Trustee

Trust Accounts
(1) ABC Trust........................ Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
     U/t/d 12/28/78.................. Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA... John B. Smith
(2) John B. Smith.................... John B. Smith, Jr., Executor

                       JOINT PROXY STATEMENT/PROSPECTUS

                               December 26, 2001


                                PROXY STATEMENT
                               BNYIA FUNDS TRUST
                          (formerly HSBC Funds Trust)
                             CASH MANAGEMENT FUND
                         GOVERNMENT MONEY MARKET FUND
                        U.S. TREASURY MONEY MARKET FUND

                               3435 Stelzer Road
                             Columbus, Ohio 43219
                                (800) 634-2536

                                  PROSPECTUS
                           BNY HAMILTON FUNDS, INC.

                            BNY HAMILTON MONEY FUND


                       BNY HAMILTON TREASURY MONEY FUND


                               3435 Stelzer Road
                             Columbus, Ohio 43219
                                (800) 426-9363

                        SPECIAL MEETING OF SHAREHOLDERS

                        SCHEDULED FOR JANUARY 29, 2002


                                 INTRODUCTION


   This Joint Proxy Statement/Prospectus provides you with information about proposed transactions relating to certain series of BNYIA Funds Trust (formerly HSBC Funds Trust) (the "Trust"). Listed below are the transactions described in this Joint Proxy Statement/Prospectus:



                    Acquired Fund            Successor Fund
                    -------------            --------------
                Cash Management Fund     BNY Hamilton Money Fund
               Government Money Market    BNY Hamilton Treasury
                        Fund                   Money Fund
                 U.S. Treasury Money      BNY Hamilton Treasury
                     Market Fund               Money Fund



   If the transaction relating to your Acquired Fund (the "Reorganization") is approved by shareholders, you would become a shareholder of the corresponding Successor Fund listed above and you would receive shares of the Successor Fund corresponding to your shares of the Acquired Fund having an aggregate value equal to the aggregate value of the shares you held of the Acquired Fund, as of the close of business on the day of the closing of the Reorganization. Shareholders of Class A, Class B and Class C of the Cash Management Fund and Class A of both the Government Money Fund and U.S. Treasury Money Market Fund would receive Hamilton Premier Shares of the Successor Funds.



   This Joint Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Funds for use at Special Meetings of Shareholders to be held on January 29, 2002 at 10:00 a.m. at the offices of the Trust located at 3435 Stelzer Road, Columbus, Ohio 43219 or any adjournments thereof (each, a "Special Meeting" and collectively, the "Special Meetings"). At the Special Meetings, you are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") for the Acquired Fund of which you are a shareholder. The Plan specifies the transactions through which the Reorganization would be accomplished. At the Special Meetings, you will also be asked to consider such other business as may properly come before the Special Meetings and any adjournment thereof.


   Because you, as a shareholder of an Acquired Fund, are being asked to approve transactions that will result in your becoming a shareholder of a Successor Fund, this Joint Proxy Statement also serves as a Prospectus for the Successor Funds.

   This Joint Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Successor Funds that you should know before investing. The Reorganization will not result in any material changes in the investment philosophy of your Acquired Fund, as the investment objective, investment policies, restrictions, risks and strategies of your Acquired Fund are similar to the investment objective, investment policies, restrictions, risks and strategies of the corresponding Successor Fund. The investment objective of the Cash Management Fund is to provide as high a level of current income as is consistent with preservation of capital and liquidity. Similarly, the BNY Hamilton Money Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments. The investment objective of the Government Money Market Fund and the U.S. Treasury Money Market Fund is to provide as high a level of current income as is consistent with preservation of capital and liquidity. Similarly, the BNY Hamilton Treasury Money Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the United States Treasury and repurchase agreements fully collateralized by obligations of the United States Treasury.


   This Joint Proxy Statement/Prospectus is expected to first be sent to shareholders on or about December 26, 2001. Accompanying this Joint Proxy Statement/Prospectus as Appendix A is a form of the Plan for the proposed Reorganization. The following documents, which contain important information regarding the Successor Funds, are incorporated by reference into this Joint Proxy Statement/Prospectus and accompany this Joint Proxy Statement/Prospectus:



  . The Prospectus and Statement of Additional Information for the Successor Funds, each dated April 30, 2001; and



  . The Annual Report, dated December 31, 2000, and the Semi-Annual Report, dated June 30, 2001, for the Successor Funds.



   The following documents, which contain important information regarding the Successor Funds and the Acquired Funds, are also incorporated by reference into this Joint Proxy Statement/Prospectus and are available upon request without charge by writing to the BNY Hamilton Funds, Inc. at the address listed on the cover page of this Joint Proxy Statement/Prospectus or by calling (800) 426-9363:



  . The Statement of Additional Information, dated December 26, 2001, relating to this Joint Proxy Statement/Prospectus; and



  . The Prospectus and Statement of Additional Information for the Acquired Funds, each dated April 30, 2001, and supplements thereto dated July 13, 2001 and September 18, 2001.



   The following documents, which contain important information regarding the Acquired Funds, are also incorporated by reference into this Joint Proxy Statement/Prospectus and are available upon request without charge by writing to the BNYIA Funds Trust at the address listed on the cover page of this Joint Proxy Statement/Prospectus or by calling (800) 634-2536:



  . The Annual Report, dated December 31, 2000, and the Semi-Annual Report, dated June 30, 2001, for the Acquired Funds.




   The Successor Funds and the Acquired Funds are each subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") and the Investment Company Act of 1940, as amended (the "1940 Act") and in accordance therewith file reports and other information including proxy material, reports and charter material. You can copy and review information about each Acquired Fund and Successor Fund (including each Statement of Additional Information) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS JOINT PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   AN INVESTMENT IN A SUCCESSOR FUND OR AN ACQUIRED FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                               TABLE OF CONTENTS


Proposal--Approval of the Plan............................................   5
Summary...................................................................   5
Risk Factors..............................................................   9
Comparison of Investment Objectives, Principal Investment Strategies and
  Other Policies..........................................................  10
Expense Table.............................................................  13
Examples..................................................................  15
Investment Advisor and Advisory Agreement.................................  16
Interest of The Bank of New York in the Acquisition.......................  16
Relative Performance......................................................  17
Information About the Reorganization......................................  18
Tax Considerations........................................................  20
Description of Securities to be Issued....................................  20
Capitalization............................................................  21
Expenses of the Reorganization............................................  22
Additional Information About the Successor Funds..........................  22
Information on Shareholders' Rights.......................................  22
Service Providers.........................................................  24
General Information About the Proxy Statement.............................  25
Appendix A--Form of Agreement and Plan of Reorganization.................. A-1
Appendix B................................................................ B-1
Appendix C................................................................ C-1

                        PROPOSAL--APPROVAL OF THE PLAN



                                    SUMMARY



   This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Joint Proxy Statement/Prospectus, the Plan (the form of which is attached as Appendix A), the Prospectus of the Acquired Funds, the Statement of Additional Information of the Acquired Funds, the Prospectus of the Successor Funds, and the Statement of Additional Information of the Successor Funds.



   The Proposed Reorganization. On September 25, 2001, the Board of Trustees of the Acquired Funds approved an Agreement and Plan of Reorganization with respect to each of the Cash Management Fund, the Government Money Market Fund and the U.S. Treasury Money Market Fund (each, a "Plan"). Pursuant to the respective Plans and subject to shareholder approval, shareholders of each Acquired Fund would become shareholders of the corresponding Successor Fund listed below (each transaction, a "Reorganization"):





                    Acquired Fund            Successor Fund
                    -------------            --------------
                Cash Management Fund     BNY Hamilton Money Fund
               Government Money Market    BNY Hamilton Treasury
                        Fund                   Money Fund
                 U.S. Treasury Money      BNY Hamilton Treasury
                     Market Fund               Money Fund



   Each Reorganization is expected to be effective as soon as practicable following the Special Meetings (the "Closing"). As a result of each Reorganization, each shareholder of Class A, Class B and Class C shares of the Cash Management Fund and shareholders of Class A of both the Government Money Market Fund and U.S. Treasury Money Market Fund will become a shareholder of Hamilton Premier Shares of the corresponding Successor Fund and would hold, immediately after the Closing, shares of a Successor Fund having an aggregate value equal to the aggregate value of the shares of the Acquired Fund held by that shareholder as of the close of business on the day of the Closing.



   Because the Acquired Funds are each series of the BNYIA Funds Trust, they do not have a Board of Trustees separate from each other and the other series of the BNYIA Funds Trust. Accordingly, references to the "Board of Trustees of the Acquired Funds" in this Joint Proxy Statement/Prospectus refer to the Board of Trustees of BNYIA Funds Trust. Similarly, because the Successor Funds are each series of BNY Hamilton Funds, Inc., they do not have a Board of Directors separate from each other and the other series of the BNY Hamilton Funds, Inc. Accordingly, references to the "Board of Directors of the Successor Funds" refers to the Board of Directors of the BNY Hamilton Funds, Inc. For the reasons set forth below under "Reasons for the Reorganization," the Board of Trustees of your Acquired Fund, including the Trustees who are not "interested persons," as that term is defined in the 1940 Act, has unanimously concluded that the Reorganization would be in the best interests of shareholders of your Acquired Fund and that the interests of existing Acquired Fund shareholders would not be diluted as a result of the Reorganization. The Board of Trustees has therefore submitted the Plan for approval by the Acquired Fund shareholders. The Board of Directors of the Successor Funds has also reached similar conclusions and approved the Reorganization with respect to the Successor Funds.


   In considering whether to approve the Reorganization, you should note that:


   Investments. The investment objectives and policies of the Acquired Funds and the Successor Funds are similar.





Cash Management Fund and BNY Hamilton Money Fund:



   Investment Objectives. The investment objective of the Cash Management Fund is to provide as high a level of current income as is consistent with preservation of capital and liquidity. Similarly, the BNY Hamilton Money Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

   Investment Policies. To achieve their investment objectives, the Cash Management Fund and the BNY Hamilton Money Fund invest in short-term, high-quality money market instruments, or their unrated equivalents. These investments include debt securities issued by the United States Government and its agencies, banks and corporations.



Government Money Market Fund and U.S. Treasury Money Market Fund and BNY Hamilton Treasury Money Fund:



   Investment Objectives. The investment objective of the Government Money Market Fund and the U.S. Treasury Money Market Fund is to provide as high a level of current income as is consistent with preservation of capital and liquidity. Similarly, the BNY Hamilton Treasury Money Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the United States Treasury and repurchase agreements fully collateralized by obligations of the United States Treasury.



   Investment Policies. To achieve their investment objectives, the Government Money Market Fund, the U.S. Treasury Money Market Fund and the BNY Hamilton Treasury Money Fund invest in short-term, high-quality money market instruments. The BNY Hamilton Treasury Money Fund, like the U.S. Treasury Money Market Fund, invests exclusively in direct obligations of the United States Treasury, while the Government Money Market Fund also invests in obligations issued or guaranteed by agencies or instrumentalities of the United States Government. The BNY Hamilton Treasury Money Fund is not permitted to invest in securities issued by agencies or instrumentalities of the United States Government.



   Classes of Shares. Each Successor Fund offers three classes of shares:
Hamilton Premier Shares, Hamilton Classic Shares and Hamilton Shares. After the Reorganization, holders of Class A, Class B and Class C shares of the Cash Management Fund and Class A shares of both the Government Money Market Fund and U.S. Treasury Money Market Fund will receive Hamilton Premier Shares of the Successor Funds.



   . Hamilton Premier Shares: Hamilton Premier Shares are not subject to a Rule
     12b-1 fee, but are part of a shareholder servicing plan whereby certain shareholder organizations provide support service to their customers, and the Successor Funds, in turn, pay these institutions 0.25% (annualized) of the average daily net asset value of their customer's Hamilton Premier Shares. For more information regarding the shareholder servicing plan of the Successor Funds, see the Prospectus of the Successor Funds.



   . Hamilton Classic Shares: Hamilton Classic Shares are subject to a Rule
     12b-1 fee as well as the shareholder servicing plan described above.



   . Hamilton Shares: Hamilton Shares are not subject to a Rule 12b-1 fee or a shareholder servicing plan and have generally lower operating expenses, but are only available to clients of the investment advisor and other institutions that have entered into an agreement with the investment advisor.



   Class A shares of all the Acquired Funds are subject to a distribution fee of 0.20%. Class B and Class C shares of the Cash Management Fund are subject to a distribution fee of 0.75%.



   Value of Investment. The value of your investment in an Acquired Fund immediately before the Reorganization will be the same as the value of your investment in the corresponding Successor Fund immediately after the Reorganization. Thereafter, however, the value of your investment in a Successor Fund will fluctuate based on the investment performance of the Successor Fund.



   Fund Operating Expenses. Following the proposed Reorganization, average annual operating expenses for all classes of the Acquired Funds will be substantially lower than their expenses have been historically. Since September 29, 2001, when it became the interim investment advisor to the Acquired Funds, The Bank of New York has maintained the expense ratios of the Acquired Funds at levels significantly lower than historical expenses. Even as compared to the expense levels of the Acquired Funds as currently maintained by The Bank of New York, the average annual operating expenses for all shareholders of the Acquired Funds will further decrease after completion of the proposed Reorganization. The table below shows the average annual operating expenses of the Acquired Funds for the period before September 29, 2001 (before The Bank of New York became the interim investment advisor of the Acquired Funds), from September 29 to date (under the current expense maintenance arrangements) and after completion of the proposed Reorganization (as shareholders of Hamilton Premier Shares of the Successor Funds):



                                historical current      after
                                 expenses  expenses Reorganization
-                               ---------- -------- --------------
Cash Management Fund
 Class A.......................    1.05%     0.65%       0.49%
 Class B.......................    1.85%     1.34%       0.49%
 Class C.......................    1.85%     1.50%       0.49%

Government Money Market Fund
 Class A.......................    1.20%     0.65%       0.50%

U.S. Treasury Money Market Fund
 Class A.......................    1.09%     0.65%       0.50%



   The Successor Funds use an administrator to assist generally in supervising the operations of the Successor Funds, including providing facilities, equipment and personnel to carry out administrative functions for the Successor Funds. Various banks, trust companies, broker-dealers and other financial organizations ("Service Organizations") may provide certain administrative services for their customers who invest in the Acquired Funds. For these service and administrative functions, the Acquired Funds and the Successor Funds pay the following fees:





                                  Acquired Funds-- Successor Funds--
          Class                    Servicing Fee   Administrative Fee
          -----                   ---------------- ------------------
          Class A................       0.35%
          Class B................       0.50%
          Class C................       0.50%
          Hamilton Premier Shares                         0.10%



   Purchases. Hamilton Premier Shares of the Successor Funds may be purchased by mail or by phone. The Successor Funds require an initial investment of $500,000, although this requirement will not apply to Acquired Fund shareholders who become Successor Fund shareholders through the Reorganization.


   Shares of the Acquired Funds may be purchased by mail, by wire, through a dealer, electronically (provided the shareholder's bank is a member of the Automated Clearing House) or through the automatic investment plan. The Acquired Funds' automatic investment plan requires a minimum of $1,000 to open an account.


   Following the Reorganization, electronic purchases and purchases through the automatic investment plan will no longer be available to Acquired Fund shareholders. For more information regarding the respective Funds' share purchase policies, see the Prospectuses of the relevant Funds.



   Redemptions. Hamilton Premier Shares of the Successor Funds may be redeemed by phone or by mail. The Successor Funds require a signature guarantee for certain exchanges by mail and Automatic Clearing House redemptions are not on the Successor Funds. Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received before the close of business.


   Acquired Fund shares may be redeemed by mail, by phone or through a dealer. Acquired Fund accounts with a minimum value of $10,000 may also participate in a systematic withdrawal plan with a minimum withdrawal of $50. The Acquired Funds may close any account that falls below $500. Shares of the Acquired Funds will no longer be available for purchase beginning on the next Business Day following the Closing Date. Redemptions of Acquired Funds' shares may be effected until the Closing Date.



   Following the Reorganization, the systematic withdrawal plan will no longer be available to Acquired Fund shareholders. For more information regarding the respective Funds' redemption policies, see the Prospectuses of the relevant Funds.





   Exchanges. Hamilton Premier Shares of the Successor Funds may be exchanged for Hamilton Premier Shares or Investor Shares of other funds in the BNY Hamilton family of funds on the basis of their respective net asset values at the time of the exchange. Appendix B lists the funds in the BNY Hamilton family of funds that will be available to shareholders of the Acquired Funds after the Reorganization. Successor Fund shares to be exchanged for Investor Shares must have a value of at least $500. Acquired Fund shares may be exchanged by mail or through an automatic exchange feature, provided that certain minimum account balances are maintained.



   Following the reorganization, different funds will be available to Acquired Fund shareholders for exchange. For more information regarding the respective Funds' exchange policies, see the Prospectuses of the relevant Funds.





   Distributions. Net investment income for Hamilton Premier Shares of the Successor Funds will be declared as dividends daily and paid monthly within five business days after the end of the month, payable to shareholders of record at the time of the declaration. Net investment income will be determined immediately before calculation of net asset value each business day. Capital gains for the Successor Funds are distributed at least annually. Distributions are automatically paid in the form of additional fund shares, unless otherwise requested.





   The Acquired Funds distribute capital gains, if any, at least annually. Any income the Acquired Funds receives in the form of interest is paid out, less expenses, to its shareholders as dividends. The Acquired Funds declare dividends from net investment income at noon on every business day. All dividends and distributions by the Acquired Funds will be automatically reinvested unless otherwise requested.



   Following the Reorganization, Acquired Fund shareholders will receive dividends monthly. For more information regarding the respective Funds' distribution policies, see the Prospectuses of the relevant Funds.



   Tax Consequences. For federal income tax purposes, the exchange of shares in the Reorganization will not result in recognition of gain or loss by an Acquired Fund or its shareholders. The Acquired Funds and the Successor Funds will receive an opinion of counsel to this effect. For a more detailed discussion of the federal income tax consequences, see page 21 under "Tax Considerations."



   Appraisal Rights. Under the laws of The Commonwealth of Massachusetts, shareholders of the Acquired Funds do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquired Funds by another entity, such as the Successor Funds. Under the laws of the State of Maryland, shareholders of the Successor Funds do not have appraisal rights in connection with a combination or acquisition of the assets of the Successor Funds by another entity. Shareholders of the Acquired Funds may, however, redeem their shares at net asset value prior to the date of the Reorganization (subject only to certain restrictions set forth in the 1940 Act).


   Approval of a Plan requires the affirmative vote of a majority of the outstanding shares of the relevant Acquired Fund.

   AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

                                 RISK FACTORS


   Because the Acquired Funds and Successor Funds have investment objectives and policies that are similar, as noted below, many of the risks of investing in a Successor Fund are similar to the risks of investing in its corresponding Acquired Fund. An investment in a Successor Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in any Fund. The main investment risks for each Successor Fund and Acquired Fund are set forth below. See the Prospectuses of the Successor Funds and the Acquired Funds for a complete discussion of the risks of investing in the respective Funds.



BNY Hamilton Money Fund

(Successor Fund to the Cash Management Fund)


   The Money Fund is designed to be an economical and convenient means of making substantial investments in money market instruments. The principal risks of investing in the Money Fund are:



   The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Money Fund's investments and jeopardize its $1 share price.



   The portfolio manager's investment strategies may not work out as planned, and the Money Fund could underperform its peers.



   Any of the money market securities held by the Money Fund could be downgraded in credit rating below minimum standards or go into default.



   The risks of investing in the Cash Management Fund are substantially similar to the risks of investing in the Money Fund and include, as explained in more detail above, interest rate risk and credit risk.



BNY Hamilton Treasury Money Fund

(Successor Fund to both the Government Money Market Fund and U.S. Treasury Money Market Fund)


   The Treasury Money Fund is designed to be an economical and convenient means of investing in securities issued or guaranteed by the United States Government and in securities fully collateralized by issues of the United States Government. The principal risks of investing in the Treasury Money Fund are:



   The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Treasury Money Fund's investments and jeopardize its $1 share price.



   Since the Treasury Money Fund invests only in U.S. Treasury obligations and repurchase agreements based on them, its yield may lag other money market funds that invest in higher-yielding securities with some credit risk.



   The portfolio manager's investment strategies may not work out as planned, and the Treasury Money Fund could underperform its peers.



   The risks of investing in the Government Money Market Fund are similar to the risks of investing in the Treasury Money Fund and include, as explained in more detail above, interest rate risk and credit risk. Because the Government Money Market Fund invests in securities issued by agencies or instrumentalities of the United States Government, it may be more susceptible to credit risk than the Treasury Money Fund, which may not invest in such securities.

   The risks of investing in the U.S. Treasury Money Market Fund are substantially similar to the risks of investing in the Treasury Money Fund and include, as explained in more detail above, interest rate risk and credit risk.


COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND OTHER
                                   POLICIES

   The following discussion is based upon and qualified in its entirety by the disclosures in the respective Prospectuses and Statements of Additional Information of the Acquired Funds and the Successor Funds. More information regarding the investment practices of the Acquired Funds and the Successor Funds is available in the respective Funds' Statements of Additional Information, which may be obtained from the respective Funds at the addresses listed on the cover page of this Joint Proxy Statement/Prospectus.


Cash Management Fund and BNY Hamilton Money Fund



   Investment Objective. The investment objective of the Cash Management Fund is to provide as high a level of current income as is consistent with preservation of capital and liquidity. Similarly, the BNY Hamilton Money Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments. There can be no assurance that either Fund will achieve its investment objective.



   Investment Strategies. The Cash Management Fund pursues its objective by investing in short-term, high-quality money market instruments. The Fund invests in a broad range of short-term money market instruments which have remaining maturities not exceeding thirteen months and certain repurchase agreements. These money market instruments may include obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, bank obligations, commercial paper and corporate debt securities, and may concentrate its investments in bank obligations.


   The BNY Hamilton Money Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including corporations, banks, governments, and United States agencies, states, and municipalities. The Fund may also invest in money market securities issued by multinational organizations such as the World Bank. The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements.


   Investment Limitations. The Cash Management Fund and the BNY Hamilton Money Fund have adopted certain fundamental investment limitations. Fundamental investment limitations may not be changed without the affirmative vote of "a majority of the Fund's outstanding voting securities," as defined in the 1940 Act. Each Fund has substantially similar fundamental investment limitations with respect to: underwriting; with respect to 75% of each Fund's total assets, investing more than 25% of each Fund's total assets in issuers in the same industry; the pledge, mortgage or hypothecation of its assets, except in connection with permitted borrowing, which may not exceed 33 1/3% of either Fund's assets; borrowing money from banks in excess of 33 1/3% of either Fund's total assets (in the case of the Money Fund, such borrowing is permitted only for extraordinary or emergency purposes); issuing senior securities; purchasing securities on margin or making short sales of securities; making loans; purchasing or selling puts and calls; and investing more than 10% of either Fund's net assets in illiquid securities.


   Each Fund has similar fundamental investment limitations with respect to 75% of the Money Fund's total assets and all of the Cash Management Fund's assets, as the case may be, purchasing securities of a single issuer if, as a result, more than 5% of the Fund's total assets would be invested in such issuer.

   The Money Fund has additional fundamental investment limitations with respect to: entering into reverse repurchase agreements, provided such agreements do not exceed one third of the market value of the Fund's total assets; purchasing real estate, commodity or commodity contracts or interests in oil, gas, or mineral exploration or development programs; and purchasing the securities of other investment companies.


Government Money Market Fund and BNY Hamilton Treasury Money Fund U.S. Treasury Money Market Fund and BNY Hamilton Treasury Money Fund



   Investment Objective. The investment objective of both the Government Money Market Fund and the U.S. Treasury Money Market Fund is to provide as high a level of current income as is consistent with preservation of capital and liquidity. Similarly, the BNY Hamilton Treasury Money Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the United States Treasury and repurchase agreements fully collateralized by obligations of the United States Treasury. There can be no assurance that either Fund will achieve its investment objective.



   Investment Strategies. The Government Money Market Fund pursues its objective by investing in short-term, high-quality money market instruments. The Fund invests exclusively in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities which have remaining maturities not exceeding thirteen months and certain repurchase agreements. United States Government agency and instrumentality obligations are debt securities issued by United States Government sponsored enterprises and Federal agencies. Some obligations of agencies and instrumentalities of the United States Government are supported by the full faith and credit of the United States or United States Treasury guarantees; others, by the right of the issuer to borrow from the United States Treasury; others, by discretionary authority of the United States Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. United States Government agency and instrumentality obligations include master notes issued by federal agencies or instrumentalities.


   The U.S. Treasury Money Market Fund pursues its objective by investing in short-term, high-quality money market instruments. The Fund invests exclusively in direct obligations of the United States Treasury which have remaining maturities not exceeding thirteen months and certain repurchase agreements. The United States Treasury issues various types of marketable securities consisting of bills, notes, bonds and other debt securities. They are direct obligations of the United States Government and differ primarily in the length of their maturity. Treasury bills, the most frequently issued marketable United States Government security, have a maturity of up to one year and are issued on a discount basis. The Fund may not enter into loans of its portfolio securities.

   The BNY Hamilton Treasury Money Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the United States Government. These securities include Treasury bills, Treasury notes, Treasury bonds and repurchase agreements fully collateralized by United States Treasury obligations. The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements to enhance yields.


   Investment Limitations. The Government Money Market Fund, the U.S. Treasury Money Market Fund and the BNY Hamilton Treasury Money Fund have adopted certain fundamental investment limitations. Fundamental investment limitations may not be changed without the affirmative vote of "a majority of the Fund's outstanding voting securities," as defined in the 1940 Act. The Funds have substantially similar fundamental investment limitations with respect to: underwriting; with respect to 75% of any Fund's total assets, investing more than 25% of any Fund's total assets in issuers in the same industry; the pledge, mortgage or hypothecation of any Fund's assets, except in connection with permitted borrowing, which may not exceed 33 1/3% of any Fund's assets; borrowing money from banks in excess of 33 1/3% of any Fund's total assets (in the case of the Treasury Money Fund, such borrowing is permitted only for extraordinary or emergency purposes); issuing senior securities; purchasing securities on margin or making short sales of securities; purchasing or selling puts and calls; and investing more than 10% of any Fund's net assets in illiquid securities.

   The Funds have similar fundamental investment limitations with respect to 75% of the Treasury Money Fund's total assets and all of either the Government Money Market Fund's or U.S. Treasury Money Market Fund's assets, as the case may be, purchasing securities of a single issuer if, as a result, more than 5% of the Fund's total assets would be invested in such issuer.

   The Funds have a fundamental investment limitation with respect to making loans, which in the case of the U.S. Treasury Money Market Fund is permitted with respect to 33 1/3% of the value of the Fund's total assets, but in the case of either the Government Money Market Fund or the Treasury Money Market Fund is not so permitted.

   The Government Money Market Fund has an additional fundamental investment limitation with respect to purchasing securities other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements pertaining thereto.

   The U.S. Treasury Money Market Fund has an additional fundamental investment limitation with respect to purchasing securities other than direct obligations of the United States Treasury or repurchase agreements thereto.

   The Treasury Money Fund has additional fundamental investment limitations with respect to: investing in derivatives; investing in any type of variable, adjustable or floating rate securities; investing in securities issued by agencies or instrumentalities of the United States Government; investing in zero coupon bonds, unless issued by the United States Government and maturing within 397 days from the date of purchase; entering into reverse repurchase agreements; purchasing real estate, commodity or commodity contracts or interests in oil, gas, or mineral exploration or development programs; and purchasing the securities of other investment companies.

                                 EXPENSE TABLE


   The current expenses of each of the Acquired Funds and estimated Pro Forma (combined) expenses after the proposed Reorganization are shown in the following table. Expenses for each of the Acquired Funds are annualized based upon the operating expenses incurred by the Fund for the year ended December 31, 2000. Pro Forma fees show estimated fees of the Successor Funds after giving effect to the proposed Reorganization. Pro Forma numbers are estimated in good faith and are hypothetical. The table does not reflect charges that institutions and financial intermediaries may impose on their customers.


   The Acquired Funds and Successor Funds are subject to the sales load structure described in the table below.


                       TRANSACTION FEES ON INVESTMENTS*

                   (fees paid directly from your investment)


                                                                                            Money Fund
                                                                                       --------------------
                                                                                                  Hamilton
                                                             Cash Management Fund      Hamilton    Premier
                                                         -------------------------      Premier  (pro forma-
                                                         Class A Class B(1)  Class C   (current)  combined)
                                                         ------- ----------  -------   --------- -----------
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price).........................  None      None      None       None       None
Maximum deferred sales charge (load) (as a percentage of
  the lower of original purchase price or redemption
  proceeds).............................................  None      4.00%(2)  1.00%(3)   None       None
Annual Fund Operating Expenses (expenses that are
  deducted from fund assets)
   Management fees......................................   .35%      .35%      .35%       .10%       .10%
   12b-1fees(4).........................................   .20%      .75%      .75%        --         --
   Servicing fee(5).....................................   .35%      .50%      .50%       .25%       .25%
   Other expenses.......................................   .55%      .55%      .55%       .14%       .14%
Total Annual Fund Operating Expenses....................  1.45%     2.15%     2.15%       .49%       .49%
   Fee waiver(4)(5)(6)..................................  (.40%)    (.30%)    (.30%)       --         --
Net Total Annual Fund Operating Expenses................  1.05%     1.85%     1.85%       .49%       .49%
                                                          ====      ====      ====       ====       ====







                                                          Government         Treasury Money Fund
                                                         Money Market --------------------------------
                                                             Fund     Hamilton
                                                         ------------  Premier     Hamilton Premier
                                                           Class A    (current) (pro forma-combined)(7)
                                                         ------------ --------- -----------------------
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price).........................     None       None             None
Maximum deferred sales charge (load) (as a percentage of
  the lower of original purchase price or redemption
  proceeds).............................................     None       None             None
Annual Fund Operating Expenses (expenses that are
  deducted from fund assets)............................
   Management fees......................................      .35%       .10%             .10%
   12b-1fees(4).........................................      .20%        --               --
   Servicing fee(5).....................................      .35%       .25%             .25%
   Other expenses.......................................      .70%       .15%             .15%
Total Annual Fund Operating Expenses....................     1.60%       .50%             .50%
   Fee waiver(4)(5)(6)..................................     (.40%)       --               --
Net Total Annual Fund Operating Expenses................     1.20%       .50%             .50%
                                                             ====       ====             ====





                                                             U.S. Treasury        Treasury Money Fund
                                                             Money Market  --------------------------------
                                                                 Fund      Hamilton
                                                             -------------  Premier     Hamilton Premier
                                                                Class A    (current) (pro forma-combined)(8)
                                                             ------------- --------- -----------------------
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price).............................     None        None             None
Maximum deferred sales charge (load) (as a percentage of the
  lower of original purchase price or redemption proceeds)..     None        None             None
Annual Fund Operating Expenses (expenses that are deducted
  from fund assets)
   Management fees..........................................      .35%        .10%             .10%
   12b-1fees(4).............................................      .20%         --               --
   Servicing fee(5).........................................      .35%        .25%             .25%
   Other expenses...........................................      .54%        .15%             .15%
Total Annual Fund Operating Expenses........................     1.44%        .50%             .50%
   Fee waiver(4)(5)(6)......................................     (.35%)        --               --
Net Total Annual Fund Operating Expenses....................     1.09%        .50%             .50%
                                                                 ====        ====             ====

--------

  * Pursuant to The Bank of New York's expense maintenance arrangement with the Acquired Funds since September 29, 2001, total operating expenses will be maintained at the 0.65% for Class A of all the Acquired Funds and 1.34% and 1.50% for Class B and Class C, respectively, of the Cash Management Fund.



     These arrangements will expire on the earlier to occur of the termination of The Bank of New York's interim advisory agreement (no later than February 26, 2002) or the completion of the Reorganization.


 (1) Class B shares of the Cash Management Fund are not offered for sale but are only offered as an exchange option.
 (2) A contingent deferred sales charge ("CDSC") applies to redemptions of Class B shares of the Acquired Funds. The CDSC declines over a period of four years after purchase. The rates of the CDSC applicable to redemptions of Class B shares of the Acquired Funds are as follows: 4.00% for the first year; 3.00% for the second year; 2.00% for the third year; 1.00% during the fourth year; and 0.00% after the fourth year.
 (3) A CDSC of 1% applies to redemptions of Class C shares of the Acquired Funds within the first year of purchase.

 (4) The Acquired Funds' distributor is contractually limiting the Distribution (12b-1) fee to 0.10% for each class of shares of each Acquired Fund for a one-year period ending April 30, 2002, subject to earlier termination upon completion of the Reorganization.


 (5) Each Acquired Fund has committed to limit the Service Organization fee for Class A shares of each Acquired Fund to 0.10% (from 0.35%) and to limit the fee to 0.25% (from 0.50%) for Class B and Class C shares of the Cash Management Fund for a one-year period ending April 30, 2002, subject to earlier termination upon completion of the Reorganization.


 (6) The Acquired Funds' administrator is contractually limiting its Administrative Services fee to 0.10% (from 0.15%) for each class of shares of each Acquired Fund for a one-year period ending April 30, 2002, subject to earlier termination upon completion of the Reorganization.

 (7) Assumes only that the indicated transaction occurs. The pro forma fees would not be different if the Reorganization of the U.S. Treasury Money Market Fund also occurs.
 (8) Assumes only that the indicated transaction occurs. The pro forma fees would not be different if the Reorganization of the Government Money Market Fund also occurs.

   As shown in the tables above, average annual operating expenses for all classes of the Acquired Funds will be substantially lower following the proposed Reorganization than their expenses have been historically. Since September 29, 2001, when it became the interim investment advisor to the Acquired Funds, The Bank of New York has maintained the expense ratios of the Acquired Funds at levels significantly lower than historical expenses. Even as compared to the expense levels of the Acquired Funds as currently maintained by The Bank of New York, the average annual operating expenses for all shareholders of the Acquired Funds will further decrease after completion of the proposed Reorganization. Neither the Successor Funds nor the Acquired Funds charge any redemption fees, exchange fees, or sales charges on reinvested dividends.

                                   EXAMPLES



   The examples are intended to help you compare the cost of investing in the Acquired Funds with the estimated cost of investing in the Successor Funds after the Reorganization. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for the expiration of the Acquired Funds' fee waivers. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.



   Assuming you invest $10,000 in each Fund for the time periods indicated and then close your account at the end of these periods, your costs would be:



         Cash Management Fund                Money Fund
        ----------------------- -------------------------------------
                                Hamilton Premier   Hamilton Premier
        Class A Class B Class C    (current)     (pro forma-combined)
        ------- ------- ------- ---------------- --------------------
1 Year. $  107  $  588  $  288        $ 50               $ 50
3 Year.    419     844     644         157                157
5 Year.    754   1,127   1,127         274                274
10 Year  1,701   2,110   2,459         616                616



        Government Money
          Market Fund              Treasury Money Fund
        ---------------- ----------------------------------------
                         Hamilton Premier    Hamilton Premier
            Class A         (current)     (pro forma-combined)(1)
        ---------------- ---------------- -----------------------
1 Year.      $  122            $ 51                $ 51
3 Year.         466             160                 160
5 Year.         833             280                 280
10 Year       1,866             628                 628

--------
(1) Assumes only that the indicated transaction occurs. The pro forma examples would not be different if the Reorganization of the U.S. Treasury Money Market Fund also occurs.


        U.S. Treasury Money
            Market Fund               Treasury Money Fund
        ------------------- ----------------------------------------
                            Hamilton Premier    Hamilton Premier
              Class A          (current)     (pro forma-combined)(1)
        ------------------- ---------------- -----------------------
1 Year.       $  111              $ 51                $ 51
3 Year.          421               160                 160
5 Year.          754               280                 280
10 Year        1,694               628                 628

--------
(1) Assumes only that the indicated transaction occurs. The pro forma examples would not be different if the Reorganization of the Government Money Market Fund also occurs.


   For the Cash Management Fund and the Money Fund, assuming you invest $10,000 in each Fund for the time periods indicated and do not close your account at the end of these periods, your costs would be:



              Cash Management Fund                Money Fund
             ----------------------- -------------------------------------
                                     Hamilton Premier   Hamilton Premier
             Class A Class B Class C    (current)     (pro forma-combined)
             ------- ------- ------- ---------------- --------------------
     1 Year. $  107  $  188  $  188        $ 50               $ 50
     3 Year.    419     644     644         157                157
     5 Year.    754   1,127   1,127         274                274
     10 Year  1,701   2,110   2,459         616                616

                   INVESTMENT ADVISOR AND ADVISORY AGREEMENT

   The Bank of New York, a bank organized under the laws of the State of New York with its principal offices located at One Wall Street, New York, New York 10286, manages each of the Successor Funds and, pursuant to an interim advisory agreement effective September 29, 2001, the Acquired Funds. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $77 billion in assets, as of December 31, 2000. The Bank of New York began offering investment services in the 1830s and today manages more than $65 billion in investments for institutions and individuals, as of June 30, 2001. The Bank of New York is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, The Bank of New York offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.

   Under the terms of the Advisory Agreements, the investment advisory services The Bank of New York provides to the Successor Funds are not exclusive. The Bank of New York is free to and does render similar investment advisory services to others. The Bank of New York serves as investment advisor to personal investors and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which The Bank of New York serves as trustee. The accounts managed or advised by The Bank of New York have varying investment objectives, and The Bank of New York invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Acquired Funds and the Successor Funds. Such accounts are supervised by officers and employees of The Bank of New York, who may also be acting in similar capacities for the Acquired Funds or the Successor Funds.

   The Bank of New York is responsible for all business activities and investment decisions for the Successor Funds. In return for these services, each Successor Fund pays a fee, accruing daily and payable monthly, at an annual rate of 0.10% of average daily net assets. Pursuant to an interim advisory agreement, each Acquired Fund pays The Bank of New York a fee, paid monthly, at an annual rate of 0.35% on the first $500 million of net assets, 0.315% on the next $500 million of net assets, 0.28% on the next $500 million of net assets and 0.245% thereafter.


   The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, The Bank of New York's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Bank of New York believes that it may perform the services for the Funds contemplated by the Advisory Agreements without violating the Glass-Steagall Act or other applicable banking laws or regulations. It is, however, possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent The Bank of New York from continuing to perform such services for the Funds.


   If The Bank of New York were prohibited from acting as investment advisor to the Successor Funds or the Acquired Funds, it is expected that the Directors or Trustees, as the case may be, would recommend to the applicable Funds' shareholders that they approve the Funds' entering into new investment advisory agreement with another qualified advisor selected by the Directors or Trustees, as the case may be.

              INTEREST OF THE BANK OF NEW YORK IN THE ACQUISITION

   The Bank of New York may be deemed to have an interest in the Plan and the Reorganization because it provides investment advisory services to each Successor Fund and each Acquired Fund. The Bank of New York receives compensation from each Fund for services it provides pursuant to separate advisory agreements which, in the case of the Acquired Funds, is an interim agreement. The terms and provisions of the current arrangements with The Bank of New York are described in each Successor Fund's Prospectus and Statement of Additional Information. Future growth of assets of the Successor Funds, if any, can be expected to increase the total amount of fees payable to The Bank of New York.

                             RELATIVE PERFORMANCE

   The following tables show the average annual total return for the Acquired Funds and the Successor Funds (excluding sales charges) for the 1-, 5-, and 10-year and since inception periods ended December 31, 2000.

   The performance of the Acquired Funds in the table does not reflect the deduction of sales loads, and returns would be lower if it did.

   Generally total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. The total returns are calculated using a standard formula set forth in SEC Rules. The SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one, five and ten year periods, or shorter periods from inception. The SEC formula provides a rate of return that equates a hypothetical initial investment of $10,000 to an ending redeemable value.

   The results presented are not intended to predict or suggest the return to be experienced by the Funds or the return you might achieve by investing in the Funds. Past performance is not an indication of future performance.


Average Annual Return



                                                                    Money Fund
                                                                    ----------


                                             Cash Management Fund    Hamilton
                                            ----------------------   Premier
                                            Class A Class B Class C   Shares
                                            ------- ------- ------- ----------
  1 year...................................  6.00%   5.39%   5.08%     6.04%
  5 year...................................  5.21%    n/a     n/a      5.24%
  10 year..................................  4.82%    n/a     n/a       n/a
  Since Inception..........................  6.38%   5.24%   4.91%     5.25%


   For the Cash Management Fund, Class A commenced operations on June 30, 1982, Class B and Class C commenced operations on July 1, 1999.

   For the Money Fund, Hamilton Premier Shares commenced operations on August 15, 1994.


Average Annual Return



                                                                      Treasury
                                                                     Money Fund
                                                                     ----------

                                                    Government Money
                                                      Market Fund     Hamilton
                                                    ----------------  Premier
                                                        Class A        Shares
                                                    ---------------- ----------
1 year.............................................       5.78%         5.82%
5 year.............................................       5.07%          n/a
10 year............................................       4.70%          n/a
Since Inception....................................       6.27%         5.12%


   For the Government Money Market Fund, Class A commenced operations on June 30, 1982.

   For the Treasury Money Fund, Hamilton Premier Shares commenced operations on April 1, 1997.

Average Annual Return






                                                                      Treasury
                                                       U.S. Treasury Money Fund
                                                       Money Market  ----------
                                                           Fund       Hamilton
                                                       -------------  Premier
                                                          Class A      Shares
                                                       ------------- ----------
1 year................................................     5.57%        5.82%
5 year................................................     4.89%         n/a
10 year...............................................     4.46%         n/a
Since Inception.......................................     5.95%        5.12%


   For the U.S. Treasury Money Market Fund, Class A commenced operations on May 31, 1983.

   For the Treasury Money Fund, Hamilton Premier Shares commenced operations on April 1, 1997.

                     INFORMATION ABOUT THE REORGANIZATION


   The Agreement and Plan of Reorganization. The following summary is qualified in its entirety by reference to the form of Plan (Appendix A hereto). The Plan provides for the transfer of all of the assets of an Acquired Fund to its corresponding Successor Fund in exchange for shares of the Successor Fund and the assumption by the Successor Fund of the Acquired Fund's liabilities. The Acquired Fund will distribute the shares of the Successor Fund received in the exchange to the shareholders of the Acquired Funds and then each Acquired Fund will be liquidated. The Closing Date is expected to be as soon as practicable following the Special Meetings.


   After the Reorganization, shareholders of each Acquired Fund will own shares of the corresponding Successor Fund having an aggregate value equal to the aggregate value of the corresponding class of shares in the Acquired Fund held by such shareholder as of the close of business on the day of the Closing.

   Shareholders of Class A, Class B and Class C shares of the Cash Management Fund and Class A of both the Government Money Market Fund and U.S. Treasury Money Market Fund will receive Hamilton Premier Shares of the corresponding Successor Fund. In the interest of economy and convenience, shares of the Successor Funds generally will not be represented by physical certificates.

   Until the Closing, shareholders of the Acquired Funds will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by the Successor Fund for the redemption of its shares received by the shareholder in the Reorganization.

   The obligations of the Funds under the Plan are subject to various conditions, including approval of the shareholders of the applicable Acquired Fund. The Plan also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Plan. The Plan may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Plan.

   Approval of the Plan with respect to an Acquired Fund requires the affirmative vote of a majority of such Fund's outstanding shares in the aggregate without regard to class, in person or by proxy, if a quorum is present. Shareholders of each Acquired Fund are entitled to one vote for each share. If a Reorganization is not approved by shareholders of an Acquired Fund, the Board of Trustees will consider other possible courses of action available to it, including liquidation of the Acquired Fund.


   Reasons for the Reorganization. After the merger of HSBC Bank and Republic National Bank of New York, the Board of Trustees of the Acquired Funds and HSBC Asset Management (Americas), Inc. ("HSBC

Asset Management") discussed a possible combination of the Acquired Funds with the Republic Funds. After being unable to reach an agreement to do so, HSBC Asset Management suggested resigning from its position as investment advisor to the Acquired Funds. After discussion with the Board of Trustees, the Board of Trustees and HSBC Asset Management agreed that HSBC Asset Management would resign as investment advisor to the Acquired Funds, and the Board of Trustees accepted the resignation, which became effective on September 29, 2001.

   The Board of Trustees considered several candidates for replacement investment advisory services, and in light of all the facts and circumstances, including the pending resignation of HSBC Asset Management, the Board of Trustees unanimously agreed that The Bank of New York presented the best opportunity to enhance shareholder value for the Acquired Fund shareholders. On September 28, 2001, the Board of Trustees approved an interim advisory agreement with The Bank of New York. Pursuant to the applicable rules and regulations under the 1940 Act, this interim advisory agreement will expire 150 days from September 29, 2001, or February 26, 2002. The Board of Trustees believes that The Bank of New York will offer Acquired Fund shareholders the same level of service as was provided by HSBC Asset Management.


   In light of the agreement that HSBC Asset Management resign, the Board considered numerous alternatives, including liquidation of the Acquired Funds. After carefully considering the status of the Acquired Funds and all alternatives, the Board considered and approved the Reorganization at a meeting held on September 25, 2001. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons," as defined in the 1940 Act, of the Acquired Funds, determined that the proposed Reorganization is in the best interests of the Acquired Funds and its shareholders and that the interests of the shareholders of the Acquired Funds will not be diluted as a result of the proposed Reorganization. In presenting the Reorganization to the Board of Trustees, The Bank of New York emphasized, and the Board of Trustees focused on (i) the expense ratios and information regarding fees and expenses of the Acquired Funds and the Successor Funds, including the expense limitation arrangements, (ii) the relative investment performance of The Bank of New York, with respect to the Successor Funds, (iii) the similarity of the Successor Funds' investment objectives, policies and restrictions with those of the Acquired Funds, and (iv) the tax-free nature of the Reorganization to the Acquired Funds and its shareholders.


   The Reorganization will allow the Acquired Funds' shareholders to continue to participate in a portfolio that is professionally managed in a fund with a similar investment objective. As shareholders of the Successor Funds, these shareholders will be able to exchange into other mutual funds in the group of the BNY Hamilton fund family that offer the same class of shares in which such shareholder will be invested after the Reorganization and Investor Shares of other funds in the BNY Hamilton family of funds.


   Board Considerations. The Board of Trustees of the Acquired Funds, in recommending the proposed transaction, considered a number of factors, including the following:


      (1) expense ratios and information regarding fees and expenses of the Acquired Funds and the Successor Funds, including the expense limitation arrangements;


      (2) estimates that show that combining the Acquired Funds is expected to result in lower expense ratios because of economies of scale expected to result from an increase in the asset size of the Successor Funds;


      (3) the Reorganization would not dilute the interests of the Acquired Funds' current shareholders;


      (4) the relative investment performance of The Bank of New York, with respect to the Successor Funds;


      (5) the similarity of the Successor Funds' investment objectives, policies and restrictions with those of the Acquired Funds;

      (6) the tax-free nature of the Reorganization to the Acquired Funds and its shareholders and that the Acquired Funds would receive an opinion of counsel to this effect;

      (7) the investment resources of the Successor Funds and distribution capabilities available to the Successor Funds;

      (8) the quality and caliber of services that have been enjoyed by shareholders of the BNY Hamilton fund family, including shareholders of the Successor Funds;

      (9) whether it is in the best interests of the Acquired Funds' shareholders to continue to operate the Acquired Funds; and

      (10) alternatives to merging the Acquired Funds.
   The Board of Directors of the Successor Funds has also determined that it is advantageous to the Successor Funds to effect the Reorganization. Accordingly, the Board of Directors of the Successor Funds, including the Directors who are not "interested persons," as defined in the 1940 Act, has unanimously determined that the Reorganization is in the best interests of the Successor Funds and their shareholders and that the interests of the Successor Funds' shareholders would not be diluted as a result of the Reorganization.

                              TAX CONSIDERATIONS


   If the Reorganization is consummated as contemplated by the Plan, it is the opinion of Sullivan & Cromwell (based upon certain facts, qualifications, assumptions and representations) that, for federal income tax purposes: (i) the Reorganization will qualify as a tax-free reorganization and the Funds will each be a "party to a reorganization" within the meaning of the Code; (ii) no gain or loss will be recognized by Acquired Fund shareholders on the conversion of shares of the Acquired Fund into Successor Fund shares; (iii) the aggregate basis of the Successor Fund shares received by Acquired Fund shareholders will be the same as the aggregate basis of Acquired Fund shares converted into such Successor Fund shares; and (iv) the holding periods of the Successor Fund shares received by the Acquired Fund shareholders will include the holding periods of the Acquired Fund shares converted into such Successor Fund shares, provided that at the time of the reorganization Acquired Fund shares are held by such shareholders as capital assets.


   Immediately prior to the Reorganization, each Acquired Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders each of the Acquired Fund's investment company taxable income for taxable years ending on or prior to the reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforwards). Such dividends may be included in the taxable income of the Acquired Fund's shareholders.

   Shareholders should consult their tax advisor regarding the federal, state, local and foreign tax consequences of the Reorganization with respect to their individual circumstances.

                    DESCRIPTION OF SECURITIES TO BE ISSUED

   BNY Hamilton Funds, Inc. is registered with the SEC as an open-end management investment company. Each Successor Fund is a separate series of BNY Hamilton Funds, Inc. Each Successor Fund offers three class of shares, Hamilton Classic Shares, Hamilton Shares and Hamilton Premier Shares. Hamilton Premier Shares are not subject to a Rule 12b-1 fee, but are part of a shareholder servicing plan whereby certain shareholder organizations provide support services to their customers, and the Successor Funds, in turn, pay these institutions 0.25% (annualized) of the average daily net asset value of their customers' Hamilton Premier Shares. Hamilton Classic Shares are subject to a Rule 12b-1 fee. Hamilton Shares are not subject to a Rule 12b-1 fee and have generally lower operating expenses, but Hamilton Shares are only available to clients of the investment advisor and other institutions that have entered into an agreement with the investment advisor.


   Shares of the Successor Funds will be issued to the Acquired Funds in accordance with the procedures detailed in the Plan and as described in the Successor Funds' Statement of Additional Information. None of the

Successor Funds will issue share certificates to its shareholders. Following the Reorganization, holders of Class A, Class B and Class C shares of the Cash Management Fund and Class A shares of both the Government Money Market Fund and U.S. Government Money Market Fund will receive Hamilton Premier Shares of a corresponding Successor Fund. Therefore, holders of Class A, Class B and Class C shares of the Cash Management Fund and Class A shares of both the Government Money Market Fund and U.S. Government Money Market Fund will become Hamilton Premier Class shareholders of the Successor Funds. Class B and Class C shares that are converted pursuant to the Reorganization will not be subject to any contingent deferred sales charges.


   Holders of shares of a Successor Fund are entitled to one vote per full share and fractional votes for fractional shares held.

                                CAPITALIZATION

   The following table shows on an unaudited basis, the capitalization of each of the Acquired Funds and each Successor Fund as of June 30, 2001, and on a Pro Forma basis as of June 30, 2001, giving effect to the Reorganization:


                                                                   Net Asset
                                                                   Value Per    Shares
                                                      Net Assets     Share    Outstanding
                                                    -------------- --------- -------------
Cash Management Fund
   Class A......................................... $  102,944,306   $1.00     102,891,785
   Class B......................................... $       34,471   $1.00          34,452
   Class C......................................... $        5,458   $1.00           5,458

Money Fund
   Hamilton Classic Shares......................... $1,252,883,199   $1.00   1,252,882,300
   Hamilton Shares................................. $3,461,245,621   $1.00   3,461,248,030
   Hamilton Premier Shares......................... $1,589,814,388   $1.00   1,589,808,788

Pro Forma--Money Fund and Cash Management Fund
   Hamilton Classic Shares......................... $1,252,883,199   $1.00   1,252,882,300
   Hamilton Shares................................. $3,461,245,621   $1.00   3,461,248,030
   Hamilton Premier Shares......................... $1,692,798,623   $1.00   1,692,740,483

Government Money Market Fund
   Class A......................................... $   14,602,477   $1.00      14,605,688
   Class B......................................... $            0     N/A               0
   Class C......................................... $            0     N/A               0

Treasury Money Fund
   Hamilton Classic Shares......................... $  265,842,500   $1.00     265,841,150
   Hamilton Shares................................. $  171,230,503   $1.00     171,228,644
   Hamilton Premier Shares......................... $1,084,000,384   $1.00   1,083,997,579

Pro Forma--Treasury Money Fund and Government Money
  Market Fund(1)
   Hamilton Classic Shares......................... $  265,842,500   $1.00     265,841,150
   Hamilton Shares................................. $  171,230,503   $1.00     171,228,644
   Hamilton Premier Shares......................... $1,098,602,861   $1.00   1,098,603,267

U.S. Treasury Money Market Fund
   Class A......................................... $   18,164,161   $1.00      18,164,707
   Class B......................................... $            0     N/A               0
   Class C......................................... $            0     N/A               0

                                                                      Net Asset
                                                                      Value Per    Shares
                                                         Net Assets     Share    Outstanding
                                                       -------------- --------- -------------

Treasury Money Fund
   Hamilton Classic Shares............................ $  265,842,500   $1.00     265,841,150
   Hamilton Shares.................................... $  171,230,503   $1.00     171,228,644
   Hamilton Premier Shares............................ $1,084,000,384   $1.00   1,083,997,579

Pro Forma--Treasury Money Fund and U.S. Treasury Money
  Market Fund(1)
   Hamilton Classic Shares............................ $  265,842,500   $1.00     265,841,150
   Hamilton Shares.................................... $  171,230,503   $1.00     171,228,644
   Hamilton Premier Shares............................ $1,102,164,545   $1.00   1,102,162,286

Pro Forma--Treasury Money Fund and Government Money
  Market Fund and U.S. Treasury Money Market Fund(2)
   Hamilton Classic Shares............................ $  265,842,500   $1.00     265,841,150
   Hamilton Shares.................................... $  171,230,503   $1.00     171,228,644
   Hamilton Premier Shares............................ $1,116,767,022   $1.00   1,116,767,974

--------
(1) Assumes only that the indicated transaction occurs.
(2) Assumes both indicated transactions occur.

                        EXPENSES OF THE REORGANIZATION


   The Bank of New York will bear the entire cost of the Reorganization including, but not limited to, costs associated with preparation of the BNY Hamilton Fund, Inc.'s registration statement, printing and distributing the Successor Funds' prospectus and the Acquired Funds' proxy material, legal fees, accounting fees, securities registration fees, and expense of holding shareholders' meetings.


               ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUNDS


   Net Asset Value. The Successor Funds calculate their net asset value ("NAV") at 4:30 p.m. eastern time each business day (Monday through Friday), though they may not do so on a day when no purchase or redemption orders are received. A business day is a day on which the New York Stock Exchange is open and any other day during which trading in the Successor Funds' portfolio securities could materially affect the Successor Funds' NAV. The Successor Funds use the amortized cost method to value their securities. When market prices are not available, the Successor Funds will use fair value prices as determined by the Board of Directors. Dividends and expenses accrue daily.




   Shares of the Acquired Funds will no longer be available for purchase beginning on the next Business Day following the Closing Date. Redemptions of Acquired Funds' shares may be effected until the Closing Date.





   Financial Highlights. For information relating to the financial performance of the Successor Funds for the past five years, see the Prospectus of the Successor Funds.

                      INFORMATION ON SHAREHOLDERS' RIGHTS


   General. The Acquired Funds and the Successor Funds are both series of open-end management investment companies registered under the 1940 Act. Both Funds continuously offer to sell shares at their current net asset values. The Acquired Funds are series of a Massachusetts business trust, governed by its Third Amended and Restated Declaration of Trust, dated April 3, 1996 (the "Declaration of Trust"), By-Laws and Board of Trustees. The Successor Funds are series of a Maryland corporation organized on May 1, 1992, governed by its Articles of Incorporation, By-Laws and Board of Directors. Each Fund is also governed by applicable state and federal law. The Money Fund has an authorized capital of 3,000,000,000 shares of stock of the Hamilton Premier Shares class with a par value of $.001 per share. The Treasury Money Fund has an authorized capital of 2,000,000,000 shares of stock of the Hamilton Premier Shares class with a par value of $.001 per share. The Acquired Funds have an unlimited number of transferable shares of beneficial interest with a par value of $.001 per share. In each Fund, shares represent interests in the assets of the relevant Fund and have identical voting, dividend, liquidation and other rights (other than as set forth below) on the same terms and conditions except that expenses related to the distribution of each class of shares of the relevant Fund are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of such Fund's Rule 12b-1 distribution plan, if any, pertaining to that particular class.


   Multi-class Structure. Each Fund is authorized to offer multiple classes. The Successor Funds offer Hamilton Classic Shares, Hamilton Shares and Hamilton Premier Shares. The Successor Funds expect to continue to offer Hamilton Classic Shares, Hamilton Shares and Hamilton Premier Shares following the Reorganization. The Cash Management Fund offers Class A, Class B and Class C shares and will not offer such shares following the Reorganization. Both the Government Money Market Fund and U.S. Treasury Money Market Fund offer Class A shares and will not offer such shares following the Reorganization.



   Trustees/Directors. The Declaration of Trust of the Acquired Funds and the By-Laws of the Successor Funds provide that the term of office of each Trustee or Director, respectively, shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified or, in the case of the Acquired Funds, in the event of death, retirement, resignation or removal, bankruptcy, adjudication of incompetence or other incapacity to perform the duties of the office of Trustee and, in the case of the Successor Funds, the conclusion of the first regular meeting of the Board following such Director's seventieth birthday. Trustees of the Acquired Funds may be removed with cause by the affirmative vote of two-thirds of the remaining Trustees. Pursuant to Maryland law, Directors of the Successor Funds may be removed, with or without cause, by the affirmative vote of a majority of the votes entitled to be cast for the election of directors. Vacancies on the Boards of either the Acquired Funds or the Successor Funds may be filled by the Trustees/Directors remaining in office, provided that no vacancy or vacancies may be filled by action of the remaining Trustee/Directors if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Trustees/Directors then holding office shall have been elected by the shareholders of the relevant Funds. A meeting of shareholders will be required for the purpose of electing Trustees/Directors whenever (a) fewer than a majority of the Trustees/Directors then in office were elected by shareholders of the relevant Funds or (b) a vacancy exists that may not be filled by the remaining Trustees/Directors and must be filled.



   Voting Rights. Neither the Acquired Funds or the Successor Funds hold a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Trustees/Directors unless and until such time as less than a majority of the Trustees/Directors of the relevant Funds holding office have been elected by shareholders or a vacancy exists that may not be filled by the remaining Trustees/Directors. At such times, the Trustees or Directors then in office will call a shareholders' meeting for the election of Trustees/Directors.



   Liquidation or Termination. In the event of the liquidation or termination of either an Acquired Fund or a Successor Fund, the shareholders of the relevant Fund are entitled to receive, when and as declared by the Trustees or Directors, the excess of the assets over the liabilities belonging to such Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares held by them and recorded on the books of such Fund.



   Liability of Trustees or Directors. The Articles of Incorporation of the Successor Funds provides that its Directors and officers shall not be liable to the Successor Funds for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law. The Declaration of Trust of the Acquired Funds provides that Trustees and officers shall not be personally liable for any extension of credit to, contract with or claim against the Acquired Funds. Trustees of the Acquired Funds shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, employee or agent of the Acquired Funds, or the act or omission of any other Trustee. The Declaration of Trust, however, does not protect a Trustee or officer against any liability to which such person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. The constituent instruments of each of the Successor Funds and the Acquired Funds provide that the relevant Fund shall indemnify each Trustee/Director and officer and permit advances for the payment of expenses relating to the matter for which indemnification is sought, in the case of the Successor Funds, to the fullest extent permitted by applicable law and, in the case of the Acquired Funds, except for, among other things, bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officer's office.


   Rights of Inspection. Maryland law permits any shareholder of the Successor Funds or any agent of such shareholder to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements of the relevant Fund on file at its principal offices. The By-Laws of the Acquired Funds provide that the records of the Acquired Funds shall be open for inspection by shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.



   Shareholder Liability. Under Maryland law, shareholders of the Successor Funds do not have personal liability for corporate acts and obligations. Shares of the Successor Funds issued to the shareholders of the Acquired Funds in the Reorganization will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.


   Massachusetts law provides that shareholders of the Acquired Funds could, under certain circumstances, be held personally liable for the obligations of their Acquired Fund. However, the Declaration of Trust of the Acquired Funds disclaims shareholder liability for acts or obligations of the Acquired Funds. The Declaration of Trust of the Acquired Funds provides for indemnification from the Acquired Funds' property against all loss and expense arising from such liability. Thus, the risk of shareholder liability is limited to circumstances in which an Acquired Fund would be unable to meet its obligations. Upon payment of any liability incurred by an Acquired Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of their Acquired Fund.



   The foregoing is only a summary of certain characteristics of the operations of the Successor Funds and the Acquired Funds. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of the corporate documents and state laws governing each Fund for a more thorough description.

                               SERVICE PROVIDERS

   The following service providers presently are engaged by the Successor Funds to serve in the capacities indicated below:

Administrator and Distributor:                BNY Hamilton Distributors, Inc.
                                              90 Park Avenue
                                              New York, New York 10956

Transfer Agent and Dividend Disbursing Agent: BISYS Fund Services, Inc.
                                              P.O. Box 163310
                                              Columbus, Ohio 43216-3310

Custodian:                                    The Bank of New York
                                              100 Church Street
                                              New York, New York 10286

Independent Auditors:                         Ernst & Young LLP
                                              787 Seventh Avenue
                                              New York, New York 10019

Legal Counsel:                                Sullivan & Cromwell
                                              125 Broad Street
                                              New York, New York 10004

                 GENERAL INFORMATION ABOUT THE PROXY STATEMENT


   Solicitation of Proxies. Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about December 26, 2001. Shareholders of an Acquired Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. The Acquired Funds have retained Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of the Acquired Funds may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote. The anticipated cost of the solicitation is expected to be approximately $6,000. The Bank of New York will bear all proxy solicitation costs.



   A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Acquired Funds a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meetings in person may vote by ballot at the Special Meetings, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy card, but in the absence of voting directions in any proxy card that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees of the Acquired Funds that may be presented at the Special Meetings.



   Voting Rights. Shareholders of an Acquired Fund are entitled to one vote for each share held as to any matter on which they are entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.



   Shareholders of an Acquired Fund at the close of business on November 30, 2001 (the "Record Date") will be entitled to be present and give voting instructions for the Acquired Funds at the Special Meetings with respect to their shares owned as of that Record Date. As of the Record Date, the number of shares of the Acquired Funds issued, outstanding and entitled to vote, are as indicated in the following table:



                                                          Number of Shares
Acquired Fund                                          Issued and Outstanding
-------------                                          ----------------------
Cash Management Fund..................................     111,510,952.58
Government Money Market Fund..........................      15,233,351.93
U.S. Treasury Money Market Fund.......................       4,910,587.35

   Approval of the Reorganization for a particular Acquired Fund requires the affirmative vote of a majority of the outstanding shares of such Acquired Fund.

   The holders of a majority of the outstanding shares present in person or represented by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from time to time until a quorum is present.

   If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meetings for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meetings for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization. The Acquired Funds expect that, before the Special Meetings, broker-dealer firms holding shares of an Acquired Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Acquired Funds understand that the broker-dealers that are members of The New York Stock Exchange may vote on the items to be considered at the Special Meetings on behalf of their customers and beneficial owners under the rules of The New York Stock Exchange.

   As of November 30, 2001, no current Trustee owns 1% or more of the outstanding shares of any Acquired Fund, and the officers and Trustees own, as a group, less than 1% of the shares of each Acquired Fund.



   Appendix C hereto lists the persons that, as of November 30, 2001, owned beneficially or of record 5% or more of the outstanding shares of any class of an Acquired Fund or a Successor Fund.



   Other Matters to Come Before the Special Meetings. The Acquired Funds do not know of any matters to be presented at the Special Meetings other than those described in this Joint Proxy Statement/Prospectus. If other business should properly come before the Special Meetings, the proxyholders will vote thereon in accordance with their best judgment.



   Shareholder Proposals. BNYIA Funds Trust is not required to hold regular annual meetings and, in order to minimize their costs, do not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Trust's management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.



   Reports to Shareholders. Shareholders may obtain, without charge, a copy of the most recent Annual Report regarding the Acquired Funds and the most recent Semi-Annual Report succeeding the Annual Report, if any, by calling (800) 634-2536.



   Financial Statements and Experts. The audited Statements of Assets and Liabilities of the Successor Funds and the Acquired Funds, including their respective schedules of portfolio investments, as of December 31, 2000 and the related statements of operations for the year and/or period then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years (or such shorter period as the relevant Fund, or share class, has been in existence) in the period then ended, have been incorporated by reference into this Joint Proxy Statement/Prospectus in reliance upon the reports (except as noted below) of Ernst & Young LLP, independent accountants to each of the Acquired Funds and the Successor Funds, given on the authority of such firm as experts in accounting and auditing. In respect of the Successor Funds, Ernst & Young LLP has been independent accountants for each of the fiscal years ended December 31, 1999 and December 31, 2000. Prior to such periods, another accounting firm served as independent accountants for the Successor Funds. The unaudited Statement of Assets and Liabilities of the Acquired Funds and the Successor Funds, including the schedules of portfolio investments, each as of June 30, 2001 and the related statements of operations for the six-month periods then ended, the statements of changes in net assets and the financial highlights in the six-month periods then ended, have also been incorporated by reference into this Joint Proxy Statement/Prospectus.



   Validity of Shares. The validity of the shares of the Successor Funds will be passed upon by counsel to the Successor Funds.


   IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                          /s/ Alaina V. Metz
                                          Alaina V. Metz,
                                          Assistant Secretary


December 26, 2001

3435 Stelzer Road
Columbus, Ohio 43219-3035

                                  APPENDIX A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION


   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 15th day of November, 2001, by and between the BNY Hamilton Funds, Inc., a Maryland corporation (the "Company") with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219, on behalf of its series, the (the "Successor Fund"), and BNYIA Funds Trust (formerly HSBC Mutual Funds Trust), a Massachusetts business trust (the "Trust") with its principal place of business
at 3435 Stelzer Road, Columbus, Ohio 43219, on behalf of its series,      (the
"Acquired Fund").


   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Successor Fund in exchange solely for shares of stock of the Hamilton Premier Shares class ($0.001 par value per share) of the Successor Fund (the "Successor Fund Shares"), the assumption by the Successor Fund of liabilities of the Acquired Fund, and the distribution of the Successor Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

   WHEREAS, each of the Acquired Fund and the Successor Fund are open-end, registered investment companies of the management type or a series thereof and the Acquired Fund owns securities, which generally are assets of the character in which the Successor Fund is permitted to invest;

   WHEREAS, the Directors of the Successor Fund have determined that the exchange of all of the assets of the Acquired Fund for Successor Fund Shares and the assumption of liabilities of the Acquired Fund by the Successor Fund is in the best interests of the Successor Fund and its shareholders and that the interests of the existing shareholders of the Successor Fund would not be diluted as a result of this transaction;

   WHEREAS, the Trustees of the Acquired Fund have determined that the exchange of all of the assets of the Acquired Fund for Successor Fund Shares and the assumption of liabilities of the Acquired Fund by the Successor Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

   NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. Transfer of Assets of the Acquired Fund to the Successor Fund in Exchange for the Successor Fund Shares, the Assumption of Acquired Fund Liabilities and the Liquidation of the Acquired Fund


   1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Successor Fund, and the Successor Fund agrees in exchange therefore: (i) to deliver to the Acquired Fund the number of full and fractional Successor Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Successor Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

   1.2. (a) The assets of the Acquired Fund to be acquired by the Successor Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

   (b) The Acquired Fund has provided the Successor Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Successor Fund, acquire any additional securities other than securities of the type in which the Successor Fund is permitted to invest. The Acquired Fund will, within a reasonable time prior to the Closing Date, furnish the Successor Fund with a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Successor Fund's investment objective, policies and restrictions. In the event that the Acquired Fund holds any investments which the Successor Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Successor Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Successor Fund with respect to such investments, the Acquired Fund, if requested by the Successor Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

   1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Successor Fund shall assume the liabilities of the Acquired Fund reflected on unaudited statements of assets and liabilities of the Acquired Fund prepared by BISYS Fund Services, Inc. ("BISYS"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The parties expressly agree that the Successor Fund shall have no obligation to reimburse BISYS for any amounts that may be owed to BISYS in connection with BISYS' role as financing agent for the Class B shares of the Acquired Fund. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

   1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Successor Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Successor Fund Shares then credited to the account of the Acquired Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Successor Fund Shares to be so credited to Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Successor Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Successor Fund shall not issue certificates representing the Successor Fund Shares in connection with such exchange.

   1.5. Ownership of Successor Fund Shares will be shown on the books of the Successor Fund's transfer agent. Shares of the Successor Fund will be issued in the manner described in the Successor Fund's then-current prospectus and statement of additional information.

   1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the

"Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

   1.7. Any transfer taxes payable upon issuance of the Successor Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Successor Fund Shares are to be issued and transferred.


2. Valuation


   2.1. The value of the Acquired Fund's assets to be acquired by the Successor Fund hereunder shall be the value of such assets computed as of immediately after the close of business of The New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures and then-current prospectus or statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Acquired Fund's Board of Trustees.

   2.2. The net asset value of a Successor Fund Share shall be the net asset value per share computed with respect to that class as of immediately after the close of business of The New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Successor Fund's then-current prospectus or statement of additional information with respect to the Successor Fund, and valuation procedures established by the Successor Fund's Board of Directors.

   2.3. The number of Successor Fund Shares to be issued (including fractional shares, if any) in exchange for Class A, Class B and Class C shares of the Acquired Fund shall be determined with respect to each such class by dividing the value of the net assets with respect to shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Successor Fund Share, determined in accordance with paragraph 2.2.

   2.4. All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to confirmation by the Successor Fund's record keeping agent and by each Fund's respective independent accountants.


3. Closing and Closing Date



   3.1. The Closing Date shall be February 15, 2002, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Sullivan & Cromwell or at such other time and/or place as the parties may agree.


   3.2. The Acquired Fund shall direct The Bank of New York as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Successor Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Successor Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Successor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"). The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

   3.3. The Acquired Fund shall direct BISYS Fund Services, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the Successor Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Successor Fund Shares have been credited to the Acquired Fund's account on the books of the Successor Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

   3.4. In the event that on the Valuation Date (a) The New York Stock Exchange or another primary trading market for portfolio securities of the Successor Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Fund or the Board of Directors of the Successor Fund, accurate appraisal of the value of the net assets of the Successor Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.


4. Representations and Warranties


   4.1. Except as has been disclosed to the Successor Fund, the Trust, on behalf of the Acquired Fund, represents and warrants to the Successor Fund as follows:

      (a) The Acquired Fund is duly organized as a series of BNYIA Funds Trust, a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

      (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

      (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (e) On the Closing Date, the Trust will have good and marketable title to the Acquired Fund's assets to be transferred to the Successor Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Successor Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Successor Fund;

      (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Agreement and Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, with respect to the Acquired Fund, is a party or by which the Trust, with respect to the Acquired Fund, is bound, or
   (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, with respect to the Acquired Fund, is a party or by which the Trust, with respect to the Acquired Fund, is bound;

      (g) The Trust has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to the Acquired Fund prior to the Closing Date;

      (h) Except as otherwise disclosed in writing to and accepted by the Successor Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2000 have been audited by Ernst & Young LLP independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Successor Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (j) Since December 31, 2000 there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Successor Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

      (k) At the date hereof and the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

      (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

      (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (o) The information to be furnished by the Trust, on behalf of the Acquired Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

      (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Company or the Successor Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

   4.2. The Company, on behalf of the Successor Fund, represents and warrants to the Acquired Fund as follows:

      (a) The Successor Fund is duly organized as a series of the BNY Hamilton Funds, Inc., which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power to own all of its properties and assets and to carry on its business as it is now being conducted;

      (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Successor Fund under the 1933 Act, is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Successor Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

      (d) The current prospectus and statement of additional information of the Successor Fund conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (e) On the Closing Date, the Company will have good and marketable title to the Successor Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

      (f) The Successor Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Successor Fund, is a party or by which the Company, on behalf of the Successor Fund, is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Successor Fund, is a party or by which the Company, on behalf of the Successor Fund, is bound;

      (g) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Successor Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Successor Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (h) Since December 31, 2000, there has not been any material adverse change in the Successor Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Successor Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Successor Fund due to declines in market values of securities in the Successor Fund's portfolio, the discharge of Successor Fund liabilities, or the redemption of Successor Fund Shares by shareholders of the Successor Fund, shall not constitute a material adverse change;

      (i) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Successor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Successor Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (j) For each taxable year of its operation, the Successor Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code;

      (k) All issued and outstanding Successor Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares;

      (l) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Successor Fund, and this Agreement will constitute a valid and binding obligation of the Company, on behalf of the Successor Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (m) The Successor Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Successor Fund Shares, and will be fully paid and non-assessable;

      (n) The information to be furnished by the Successor Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

      (o) That insofar as it relates to the Successor Fund, the Registration Statement relating to the Successor Fund Shares issuable hereunder will, on the effective date of the Registration Statement (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph (o) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and
   (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.


5. Covenants of the Company, with respect to the Successor Fund, and the Trust, with respect to the Acquired Fund


   5.1. The Company, with respect to the Successor Fund, and the Trust, with respect to the Acquired Fund, each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

   5.2. The Trust, on behalf of the Acquired Fund, will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

   5.3. The Trust, on behalf of the Acquired Fund, covenants that the Successor Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

   5.4. The Trust, on behalf of the Acquired Fund, will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

   5.5. Subject to the provisions of this Agreement, the Company, on behalf of the Successor Fund, and the Trust, on behalf of the Acquired Fund, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

   5.6. The Trust, on behalf of the Acquired Fund, will provide the Company, on behalf of the Successor Fund, with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Trust, on behalf of the Successor Fund, and any supplement or amendment thereto (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.


   5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Successor Fund Shares received at the Closing.


   5.8. The Company, on behalf of the Successor Fund, and the Trust, on behalf of the Acquired Fund, shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

   5.9. The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Successor Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Successor Fund may reasonably deem necessary or desirable in order to vest in and confirm the Successor Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

   5.10. The Company, on behalf of the Successor Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.


6. Conditions Precedent to Obligations of the Acquired Fund


   The obligations of the Trust to consummate on behalf of the Acquired Fund the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Successor Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

   6.1. All representations and warranties by or on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

   6.2. The Company shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties by or on behalf of the Successor Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request;

   6.3. The Successor Fund or the Company, as the case may be, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Successor Fund or the Company, as the case may be, on or before the Closing Date; and


   6.4. The Acquired Fund and the Successor Fund shall have agreed on the number of full and fractional Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.



7. Conditions Precedent to Obligations of the Successor Fund


   The obligations of the Company to consummate on behalf of the Successor Fund the transactions provided for herein shall be subject, at the Company's election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

   7.1. All representations and warranties by or on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

   7.2. The Trust shall have delivered to the Successor Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

   7.3. The Trust shall have delivered to the Successor Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in form and substance satisfactory to the Successor Fund and dated as of the Closing Date, to the effect that the representations and warranties by or on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Successor Fund shall reasonably request;

   7.4. The Acquired Fund or the Trust, as the case may be, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund or the Trust, as the case may be, on or before the Closing Date;


   7.5. The Acquired Fund and the Successor Fund shall have agreed on the number of full and fractional Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;


   7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

   7.7. The Successor Fund shall have received on the Closing Date a favorable opinion of Paul, Weiss, Rifkind, Wharton & Garrison, counsel to the Acquired Fund, in a form satisfactory to the Secretary of the Successor Fund, covering the following points:

      That (a) the Trust is a validly existing business trust and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Acquired Fund is a duly established series of the Trust; (b) the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the Company, on behalf of the Successor Fund, is a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable against the Trust, on behalf of the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Trust's Declaration of Trust or By-Laws or in a material violation of any provision of any material agreement (known to such counsel) to which the Acquired Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquired Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for the consummation by the Trust, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquired Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement which is not described or filed as required or which materially and adversely affect the Acquired Fund's business; and (g) the Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

      Such counsel may rely as to matters governed by the laws of The Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or directors of the Acquired Fund. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Company may reasonably request.




   7.8. The Acquired Fund shall have delivered to the Acquiring Fund, pursuant to paragraph 4.1(i), copies of financial statements of the Acquired Fund as of and for the fiscal year ended December 31, 2000.





   7.9. The Rule 12b-1 Plans for the Acquired Fund shall have been terminated effective not later than the day prior to the Closing Date.



8. Further Conditions Precedent to Obligations of the Successor Fund and the Acquired Fund


   If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Successor Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

   8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Fund. Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

   8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

   8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Successor Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

   8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

   8.5. The parties shall have received an opinion of Sullivan & Cromwell addressed to the Acquired Fund and the Successor Fund substantially to the effect that, (based upon certain facts, qualifications, assumptions, and representations) for federal income tax purposes: (i) the transaction contemplated by this Agreement shall constitute a tax-free reorganization and the Acquired Fund and the Successor Fund will each be a "party to a reorganization" within the meaning of the Code; (ii) no gain or loss will be recognized by Acquired Fund shareholders on the conversion of shares of the Acquired Fund into Successor Fund Shares; (iii) the aggregate basis of the Successor Fund shares received by Acquired Fund shareholders will be the same as the aggregate basis of Acquired Fund shares converted into such Successor Fund shares; and (iv) the holding periods of the Successor Fund shares received by the Acquired Fund shareholders will include the holding periods of the Acquired Fund shares converted into such Successor Fund shares, provided that at the time of the reorganization Acquired Fund shares are held by such shareholders as capital assets. The delivery of such opinion is conditioned upon receipt by Sullivan & Cromwell of representations it shall request of the Successor Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.



9. Indemnification


   9.1. The Successor Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Trust's Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Acquired Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Successor Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

   9.2. The Acquired Fund agrees to indemnify and hold harmless the Successor Fund and each of the Company's Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Successor Fund or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.


10. Brokerage Fees and Expenses


   10.1. The Successor Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   10.2. None of the expenses relating to the Reorganization will be borne by the Successor Fund. The expenses relating to the proposed Reorganization will be borne by The Bank of New York. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Successor Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings.


11. Entire Agreement; Survival of Warranties


   11.1. The Company and the Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12. Termination


   12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before February 26, 2002, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors, Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.


13. Amendments


   13.1. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust and the Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Successor Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.


14. Notices


   14.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Trust, 3435 Stelzer Road, Columbus, Ohio 43219, attn: Walter B. Grimm, in each case with a copy to Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019-6064, attn: Steven R. Howard, and to the Company, 3435 Stelzer Road, Columbus, Ohio 43219, attn: Mick Grunewald, in each case with a copy to Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, attn: John E. Baumgardner, Jr.


15. Headings; Counterparts; Governing Law; Assignment; Limitation of Liability


   15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   15.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

   15.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   15.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, Trustees, shareholders, nominees, officers, agents, or employees of the Company or the Trust personally, but shall bind only the property of the Acquired Fund or the Successor Fund, as the case may be, as provided in the Articles of Incorporation of the Company or Agreement and Declaration of Trust of the Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund or the Successor Fund, as the case may be.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          BNY HAMILTON FUNDS, INC.
                                          on behalf of

                                          _____________________________________

                                          _____________________________________

                                          By: _________________________________
                                          Title: ______________________________

Attest: ________________________________

                                          BNYIA FUNDS TRUST,
                                          on behalf of

                                          _____________________________________

                                          _____________________________________

                                          By: _________________________________
                                          Title: ______________________________

Attest: ________________________________

                                  APPENDIX B

   The following is a list of portfolios in the BNY Hamilton Family of Funds available to holders of Hamilton Premier Shares of the Successor Funds after the Reorganization.

      BNY HAMILTON FUND--HAMILTON PREMIER SHARES

      New York Tax-Free Money Market Fund

      BNY HAMILTON FUND--INVESTOR SHARES

      Equity Income Fund

      Large Cap Value Fund

      Large Cap Growth Fund

      International Equity Fund

      Small Cap Growth Fund

      Intermediate Government Fund

      Intermediate Investment Grade Fund

      Intermediate Tax-Exempt Fund

      Intermediate New York Tax-Exempt Fund

      S&P 500 Index Fund

      U.S. Bond Market Index Fund

                                  APPENDIX C


   As of November 30, 2001, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified class of the Cash Management Fund:



Cash Management Fund--Class B



Name and Address                                     Percentage:
----------------                                     -----------
Bisys Fund Services.................................   55.8203%
 3435 Stelzer Rd
 Columbus, OH 43219

Donaldson Lufkin Jenrette Securities Corporation Inc  44.1797%
 PO Box 2052
 Jersey City, NJ 07303



Cash Management Fund--Class C



                        Name and Address    Percentage:
                        ----------------    -----------
                        Bisys Fund Services  100.0000%
                         3435 Stelzer Rd
                         Columbus, OH 43219



   As of November 30, 2001, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified class of the Government Money Market Fund:



Government Money Market Fund--Class A



                   Name and Address               Percentage:
                   ----------------               -----------
                   JP Morgan Chase...............   20.6605%
                    811 Ruck 18th Floor HCB 340
                    Houston, TX 77002

                   Syracuse Castings & Sales Corp   12.9388%
                    PO Box 1821 6177 S Bay Rd
                    Cicero, NY 13039

                   Monroe Title Insurance Corp...  11.8461%
                    47 West Main St
                    Rochester, NY 14614

                   PCS Enterprises...............    6.4495%
                    750 Blue Point Rd
                    Holtsville, NY 11742

   As of November 30, 2001, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified class of the U.S. Treasury Money Market Fund:



U.S. Treasury Money Market Fund--Class A



               Name and Address                       Percentage:
               ----------------                       -----------
               Home Headquarters Inc.................   11.9391%
                124 E. Jefferson St
                Syracuse, NY 13202

               Stringer Development LLC..............    9.2286%
                4500 Pewter Ln 7
                Manlius, NY 13104

               Faculty Student Association...........    6.1905%
                FSA Goffeen Street
                Watertown, NY 13601

               Eisenberg & Kirsch....................    6.0790%
                38 Chestnut St
                Liberty, NY 12754

               Suffolk Community College Association.    5.3890%
                533 College Rd Room 36 South Building
                Selden, NY 11784



   As of November 30, 2001, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified class of the BNY Hamilton Treasury Money Fund:



Treasury Fund--Premier Shares



                    Name and Address            Percentage:
                    ----------------            -----------
                    Hare & Co..................   77.3508%
                    Next Day Sweep Account
                    Attn Stif Dept
                     One Wall Street, 2nd Floor
                     New York, NY 10286



   As of November 30, 2001, no persons owned beneficially or of record 5% or more of the outstanding shares of any class of the BNY Hamilton Money Fund.

                                     PART B
                            BNY HAMILTON FUNDS, INC.

                       Statement of Additional Information
                                December 26, 2001

This Statement of Additional Information is available to the Shareholders of BNYIA Funds Trust (formerly HSBC Mutual Funds Trust) (the "Trust") in connection with proposed transactions whereby all of the assets of the Trust's Cash Management Fund will be transferred to BNY Hamilton Money Fund, and all of the assets of both the Trust's Government Money Market Fund and U.S. Treasury Money Market Fund will be transferred to BNY Hamilton Treasury Money Fund (each of the Trust's Funds, an "Acquired Fund" and, collectively, the "Acquired Funds" and each of the BNY Hamilton Funds a "Successor Fund" and collectively the "Successor Funds") in exchange for shares of the Successor Fund and the assumption by the Successor Fund of an Acquired Fund's liabilities.

This Statement of Additional Information of the BNY Hamilton Funds, Inc. consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for the Successor Funds dated April 30, 2001.

2. The Annual and Semi-Annual Reports of the Acquired Funds and the Successor Funds for the periods ended December 31, 2000 and June 30, 2001.

This Statement of Additional Information is not a Prospectus. A Joint Proxy Statement/Prospectus dated December 26, 2001 relating to the Reorganization of the Acquired Funds may be obtained, without charge, by writing to the Successor Funds at 3425 Stelzer Road, Columbus, Ohio, 43219 or calling (800) 426-9363. This Statement of Additional Information should be read in conjunction with the Joint Proxy Statement/Prospectus.

                              FINANCIAL STATEMENTS

         The Annual and Semi-Annual Reports of the Acquired Funds and the Successor Funds, each for the periods ended December 31, 2000 and June 30, 2001, and each including financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Annual or Semi-Annual Reports without charge, please call
(800) 634-2536. Pro forma financial information has not been included because no Acquired Fund exceeds ten percent of the corresponding Successor Fund's net asset value.

                                     PART C

                                OTHER INFORMATION

Item 15. INDEMNIFICATION

         Reference is made to Article VI of Registrant's Bylaws and the Distribution Agreement.

         Registrant, its Directors and officers, the other investment companies administered by the Administrator, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Director, officers or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.  EXHIBITS

    EXHIBIT
     NUMBER                            DESCRIPTION
--------------  ----------------------------------------------------------------
      (1)        (a)  Articles of Incorporation of Registrant.*

                 (b)  Articles of Amendment, dated June 29, 1992.*

                 (c)  Articles Supplementary, dated  June 29, 1994.*

                 (d)  Articles Supplementary, dated August 15, 1995.*

                 (e)  Articles of Amendment, dated January 22, 1997.*

                 (f)  Articles Supplementary, dated January 22, 1997.*

                 (g)  Articles Supplementary, dated April 30, 1999.*

                 (h)  Form of Articles Supplementary, dated September 20, 1999.*

                 (i)  Articles Supplementary, dated February 17, 2000.*

                 (j)  Articles Supplementary, dated February 27, 2001.*

                 (k)  Articles Supplementary, dated April 4, 2001.*

                 (l)  Articles Supplementary, dated November 14, 2001.*

    EXHIBIT
     NUMBER                            DESCRIPTION
--------------  ----------------------------------------------------------------
      (2)             By-Laws of Registrant.*

      (3)             Not Applicable.

      (4) A copy of the form of Agreement and Plan of Reorganization is filed in Registrant's Form N-14 as Appendix A of the Joint Proxy Statement/Prospectus.***

      (5) Form of specimen stock certificate of common stock of BNY Hamilton Money Fund.*

      (6)        (a)  Investment Advisory Agreement between BNY Hamilton Money
                      Fund and The Bank of New York.*

                 (b) Investment Advisory Agreement between BNY Hamilton Treasury Money Fund and The Bank of New York.*

      (7)        (a)  Distribution Agreements between Registrant and BNY
                      Hamilton Distributors, Inc.*

                 (b) Supplement to Distribution Agreements between Registrant and BNY Hamilton Distributors, Inc.*

      (8)             None.

      (9)        (a)  Custody Agreement between Registrant and The Bank of New
                      York.*

                 (b) Cash Management and Related Services Agreement between each series of Registrant and The Bank of New York.*

                 (c) Supplement to Custody Agreement between Registrant and The Bank of New York.*

                 (d) Supplement to Cash Management and Related Services Agreement between Registrant and The Bank of New York.*

                 (e) Additional Supplement to Custody Agreement between Registrant and The Bank of New York.*

                 (f) Additional Supplement to Cash Management and Related Services Agreement between Registrant and The Bank of New York.*

                 (g) Additional Supplement to Custody Agreement between Registrant and The Bank of New York.*

                 (h) Additional Supplement to Cash Management and Related Services Agreement between Registrant and The Bank of New York.*

      (10)       (a)  Rule 12(b)-1 Plan of BNY Hamilton Money Fund - Hamilton
                      Classic Shares.*

                 (b) Rule 12(b)-1 Plan of BNY Hamilton Treasury Money Fund - Hamilton Classic Shares.*

      (11) Opinion and Consent of counsel to the Registrant as to the legality of the securities being registered.***

    EXHIBIT
     NUMBER                            DESCRIPTION
--------------  ----------------------------------------------------------------

      (12) Opinion and Consent of Sullivan & Cromwell regarding certain tax matters in connection with the Successor Fund.***

      (13)       (a)  Administration Agreement between Registrant and BNY
                      Hamilton Distributors, Inc.*

                 (b) Fund Accounting Services Agreement between Registrant and The Bank of New York.*

                 (c) Form of Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc.*

                 (d)  Form of Shareholder Servicing Agreement.*

                 (e) Supplement to Administration Agreement between Registrant and BNY Hamilton Distributors, Inc.*

                 (f) Supplement to Fund Accounting Services Agreement between Registrant and The Bank of New York.*

                 (g) Updated Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc.*

                 (h)  Revised Rule 18f-3 Plan of BNY Hamilton Funds, Inc.*

                 (i) Supplement to Form of Sub-Administration Agreement between BNY Hamilton Distributors, Inc. and The Bank of New York.*

                 (j) Supplement to Administration Agreement between Registrant and BNY Hamilton Distributors, Inc.*

                 (k) Supplement to Fund Accounting Services Agreement between Registrant and The Bank of New York.*

                 (l) Supplement to Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc.*

                 (m) Supplement to Sub-Administration Agreement between BNY Hamilton Distributors, Inc. and The Bank of New York.*

                 (n) Shareholder Servicing Plan of BNY Hamilton Money Fund (Hamilton Premier Shares)*

                 (o) Shareholder Servicing Plan of BNY Hamilton Money Fund (Hamilton Classic Shares)*

                 (p)  Rule 18f-3 Plan of BNY Hamilton Money Fund*

                 (q) Shareholder Servicing Plan of BNY Hamilton Treasury Money Fund (Hamilton Premier Shares)*

                 (r) Form of Shareholder Servicing Plan of BNY Hamilton Money Fund (Hamilton Classic Shares)*

      (14)            Consent of Ernst & Young LLP.***

    EXHIBIT
     NUMBER                            DESCRIPTION
--------------  ----------------------------------------------------------------

      (15)          Financial Statements - None

      (16)          Powers of Attorney*

      (17)     (a)  Form of Proxy for Cash Management Fund.***

               (b)  Form of Proxy for Government Money Market Fund.***

               (c)  Form of Proxy for U.S. Treasury Money Market Fund.***

               (d) Prospectus and Statement of Additional Information of the BNY Hamilton Funds, Inc., with respect to the Successor Funds is incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N1-A of BNY Hamilton Funds, Inc., filed on April 30, 2001 (accession number 0000950130-01-501072).*

               (e) Prospectus and Statement of Additional Information of the HSBC Funds Trust, with respect to the Acquired Funds.***

               (f) Annual Report of the Successor Funds is incorporated by reference to the filing of BNY Hamilton Funds, Inc. on Form N-30D, filed on February 28, 2001 (accession number 0000912057-01-006861).*

               (g) Semi-Annual Report of the Successor Funds is incorporated by reference to the filing of BNY Hamilton Funds, Inc. on Form N-30D, filed on August 28, 2001 (accession number 0000912057-01-530466).*

               (h) Annual Report of the Acquired Funds is incorporated by reference to the filing of HSBC Funds Trust on Form N-30D, filed on March 5, 2001 (accession number
                    0000950109-01-000614).*

               (i) Semi-Annual Report of the Acquired Funds is incorporated by reference to the filing of HSBC Funds Trust on Form N-30D, filed on September 5, 2001 (accession number
                    0000950109-01-503343).*

--------------------------

*      Previously filed with the Securities and Exchange Commission.
**     To be filed by amendment.
***    Filed herewith.

Item 17.  UNDERTAKINGS

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant agrees to file the tax opinion required by Item 16(12) in a post-effective amendment to this Registration Statement.

                                   SIGNATURES

         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 20th day of December, 2001.

                                       BNY HAMILTON FUNDS, INC.


                                       By: /s/ Michael A. Grunewald
                                           ------------------------------------
                                           Michael A. Grunewald
                                           President

         As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


SIGNATURE                                         TITLE                        DATE
--------------------------------       --------------------------       -------------------
/s/ Edward L. Gardner*                  Director and Chairman of         December 20, 2001
--------------------------------
Edward L. Gardner                        the Board of Directors

/s/ James E. Quinn*                             Director                 December 20, 2001
--------------------------------
James E. Quinn

/s/ Karen Osar*                                 Director                 December 20, 2001
--------------------------------
Karen Osar

/s/ Kim Kelly                                   Director                 December 20, 2001
--------------------------------
Kim Kelly

/s/ William J. Tomko*                   Chief Executive Officer          December 20, 2001
--------------------------------
William J. Tomko

*By /s/ Michael A. Grunewald
    ----------------------------
    Michael A. Grunewald
    Attorney-in-Fact pursuant
    to a power of attorney

                                  EXHIBIT INDEX

    EXHIBIT
     NUMBER                                DESCRIPTION
   ---------       -------------------------------------------------------------
      (11)           Opinion of Consent of Hogan & Hartson L.L.P.

      (12)           Form of Opinion and Consent of Sullivan & Cromwell

      (14)           Consent of Ernst & Young LLP

      (17)           (a)  Form of Proxy for Cash Management Fund.

                     (b)  Form of Proxy for Government Money Market Fund.

                     (c)  Form of Proxy for U.S. Treasury Money Market Fund.

                     (e) Prospectus and Statement of Additional Information of the HSBC Funds Trust, with respect to the Acquired Funds.